EXHIBIT 99.2

                                                                  EXECUTION COPY

                              INVESTMENT AGREEMENT


                                      AMONG


                        TELEPHONE AND DATA SYSTEMS, INC.
                             a Delaware corporation,


                          AERIAL COMMUNICATIONS, INC.,
                             a Delaware corporation,


                           AERIAL OPERATING CO., INC.,
                             a Delaware corporation,

                                       AND


                                  SONERA LTD.,
                       a Finnish Limited Liability Company


                          dated as of September 8, 1998





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                                TABLE OF CONTENTS
                                -----------------

                                                                           Page
                                                                           ----

INVESTMENT AGREEMENT......................................................... 1

ARTICLE 1.................................................................... 3
         DEFINITIONS......................................................... 3

ARTICLE 2................................................................... 18
         RELATED EVENTS..................................................... 18
                  2.1      Transactions..................................... 18
                  2.2      Aerial Board of Directors........................ 19
                  2.3      Identity of Directors............................ 20

ARTICLE 3................................................................... 20
         REPRESENTATIONS AND WARRANTIES..................................... 20
                  3.1      Representations and Warranties of TDS............ 21
                  3.2      Representations and Warranties of Aerial......... 25
                  3.3      Representations and Warranties of Sonera......... 28

ARTICLE 4................................................................... 30
         RIGHTS TO PURCHASE ADDITIONAL AOC SHARES........................... 30
                  4.1      Subscription Rights.............................. 30
                  4.2      Three-Year Option................................ 33
                  4.3      Seven-Year Option................................ 35
                  4.4      Effect of Aerial Merger or Distribution.......... 37
                  4.5      AOC Option....................................... 39
                  4.6      Limitations...................................... 41
                  4.7      Termination of Options........................... 41

ARTICLE 5................................................................... 42
         TRANSFER OF AOC SHARES............................................. 42
                  5.1      Restriction on Transfer.......................... 42
                  5.2      Right of First Negotiation....................... 43
                  5.3      Assignment of Rights............................. 46
                  5.4      Issuance of Derivative........................... 47
                  5.5      Transfers Prior to Fifth Anniversary............. 49

ARTICLE 6................................................................... 50
         RESTRICTION ON LIENS............................................... 50

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ARTICLE 7................................................................... 51
         EQUITY EXCHANGE ELECTION........................................... 51
                  7.1      Exchange of AOC Shares for Aerial Shares......... 51
                  7.2      Exchange Rate.................................... 52
                  7.3      Adjustment of Exchange Rate...................... 52
                  7.4      Surrender of AOC Certificates.................... 61
                  7.5      Issuance of Aerial Certificates.................. 62
                  7.6      Dividends........................................ 63
                  7.7      Redemption of AOC Shares......................... 63
                  7.8      Application...................................... 63
                  7.9      Notice of Adjustment............................. 64
                  7.10     Ownership of Surrendered AOC Shares.............. 65
                  7.11     Termination...................................... 65

ARTICLE 8................................................................... 65
         EQUITY PURCHASE ELECTION........................................... 65

ARTICLE 9................................................................... 67
         RIGHTS TO PURCHASE
                  AERIAL SHARES............................................. 67
                  9.1      Right to Purchase................................ 68
                  9.2      Exercise of Purchase Right....................... 70
                  9.3      Failure to Subscribe............................. 70
                  9.4      Termination of Rights............................ 71
                  9.5      No Other Purchases............................... 71

ARTICLE 10.................................................................. 71
         TRANSFERS OF CONTROL............................................... 71
                  10.1     Restriction on Transfers of Control of Aerial.... 71
                  10.2     Interpretation................................... 74
                  10.3     Spin-off......................................... 75
                  10.4     Termination...................................... 76
                  10.5     Drag-Along Right................................. 76
                  10.6     Tag-Along Right.................................. 77
                  10.7     Effect of Transfer of Control of Sonera.......... 79

ARTICLE 11.................................................................. 80
         CERTAIN COVENANTS OF TDS, AERIAL AND AOC........................... 80

                  11.1     General.......................................... 81
                  11.2     Auditors......................................... 81
                  11.3     Financial and Other Information.................. 81
                  11.4     No Adverse Actions.  ............................ 83

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                  11.5     Performance of Intercompany Agreements and
                           Policies......................................... 83
                  11.6     Reservation of Aerial Shares..................... 85
                  11.7     Intra-Corporate Transactions..................... 86
                  11.8     Performance of Registration Rights Agreement and
                           Waiver........................................... 87
                  11.9     Operation in Ordinary Course..................... 88

ARTICLE 12.................................................................. 89
         MISCELLANEOUS...................................................... 89
                  12.1   Expenses........................................... 89
                  12.2   Equitable Remedies................................. 89
                  12.3   Notices............................................ 89
                  12.4   Entire Agreement................................... 92
                  12.5   Remedies Cumulative................................ 92
                  12.6   Governing Law...................................... 92
                  12.7   Counterparts.  .................................... 93
                  12.8   Waivers............................................ 93
                  12.9   Successors and Assigns............................. 93
                  12.10  Further Assurances................................. 93
                  12.11  Information for Governmental Filings............... 94
                  12.12  Disclosures........................................ 94
                  12.13  Termination........................................ 95
                  12.14  Disputes........................................... 96
                  12.15  No Claim of Immunity............................... 99
                  12.16  Remedies........................................... 99
                  12.17  Severability....................................... 99













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                              INVESTMENT AGREEMENT


                  This INVESTMENT AGREEMENT is made as of September 8, 1998, (the "Agreement") by and among TELEPHONE AND DATA SYSTEMS, INC., a Delaware corporation ("TDS"), AERIAL COMMUNICATIONS, INC., a Delaware corporation ("Aerial"), AERIAL OPERATING CO., INC., a Delaware corporation ("AOC"), and SONERA LTD., a limited liability company organized under the laws of the Republic of Finland and formerly known as Sonera Corporation ("Sonera").

                                R E C I T A L S :

                  WHEREAS, TDS is the owner of more than 80% of the outstanding capital stock of Aerial;

                  WHEREAS, Aerial is the owner of more than 80% of the outstanding capital stock of AOC;

                  WHEREAS, Telephone and Data Systems, Inc., an Iowa corporation and TDS's immediate predecessor ("TDS Iowa"), and one of its wholly-owned Subsidiaries, filed with the Securities and Exchange Commission a Registration Statement on Form S-4, and Amendments No. 1 and 2 thereto, which included a Proxy Statement and Prospectus (the "TDS Proxy Statement"), copies of which, as amended and supplemented, were furnished to Sonera;




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                  WHEREAS,  the  shareholders  of TDS Iowa approved the proposal
(the "Tracking Stock Proposal") described in the TDS Proxy Statement dated March 24, 1998, as amended by a Proxy Statement Supplement dated April 20, 1998;

                  WHEREAS, effective May 22, 1998, TDS Iowa was merged with and into TDS;

                  WHEREAS, immediately prior to the effective time of such merger, the Certificate of Incorporation of TDS was amended and restated to, among other things, authorize a new class of common stock of TDS ("Aerial Group Shares") intended to separately reflect TDS's interest in the personal communications service business of Aerial and its Subsidiaries, including all assets and liabilities allocated thereto (the "Aerial Group");

                  WHEREAS, (i) TDS Iowa offered to issue Aerial Group Shares in exchange for all outstanding Aerial Common Shares pursuant to a merger between Aerial and a wholly-owned subsidiary of TDS, and (ii) TDS intends to make a distribution of Aerial Group Shares, in the form of a stock dividend, with respect to each outstanding Common and Series A Common Share of TDS;

                  WHEREAS, Sonera has purchased an aggregate of 2,410,482 shares of AOC's common stock, par value $0.001 per share (the "Purchased Shares"), for an aggregate purchase price of $200,000,000 (the "Purchase Price"); and


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                  WHEREAS,  in  connection  with  Sonera  becoming  a  long-term investor in AOC and/or Aerial Common Shares or Aerial Group Shares, the parties desire to regulate certain aspects of their relationship;

                  NOW, THEREFORE, in consideration of the premises and of the mutual covenants, conditions and promises hereinafter set forth, the parties hereby agree as follows:

                                    ARTICLE 1
                                   DEFINITIONS

                  Unless the context otherwise requires, the terms defined below shall have the meanings specified for all purposes of this Agreement, applicable to both the singular and plural forms of any of the terms so defined. For purposes of this Agreement:

                  "Aerial" shall have the meaning set forth in the preamble hereof.

                  "Aerial  Adjustment Event" shall have the meaning set forth in
Section 4.3(d) hereof.

                  "Aerial Average" shall mean (i) for any period of reference prior to the earlier to occur of (A) the Aerial Merger, or (B) the Distribution, the average of the daily means of the high and low sales prices for Aerial Common Shares, as reported in the applicable composite transactions

                                      - 3 -

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section or national market issues section of The Wall Street  Journal,  and (ii)
for any period of reference thereafter, the Aerial Group Average.

                  "Aerial Common Shares" shall mean the class of shares of Aerial designated as Common Shares in its Certificate of Incorporation, as in effect on the date of this Agreement.


                  "Aerial Common Stock" shall mean (i) Aerial Common Shares and the class of shares of Aerial designated as Series A Common Shares in its Certificate of Incorporation, as in effect on the date of this Agreement, or
(ii) in the event the Aerial Merger occurs, Aerial Group Shares.

                  "Aerial Group" shall have the meaning set forth in the preamble hereof and, for purposes of the definition of the term "Competitor" herein, shall also include each alliance that owns or operates a system providing B-PCS services in which alliance Aerial or a Subsidiary of Aerial owns a 20% or greater interest.

                  "Aerial Group Allocation Procedures" shall mean the manner in which Aerial allocated among AOC and other members of the Aerial Group all credits, fees, charges and expenses related to, arising under or in connection with the Intercompany Agreements immediately prior to the date hereof.


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                  "Aerial  Group   Average"   shall  mean,  for  any  period  of
reference, the average of the daily means of the high and low sales prices for Aerial Group Shares, as reported in the applicable composite transactions section or national market issues section of The Wall Street Journal.

                  "Aerial Group Shares" shall have the meaning set forth in the preamble hereof.

                  "Aerial Merger" shall mean the acquisition by TDS of all of the Aerial Common Shares that it does not own, pursuant to (i) a transaction, including the Aerial Merger (as that term is defined in the TDS Proxy Statement) in which Aerial Group Shares are issued and immediately after which Aerial Group Shares are listed on a national securities exchange or authorized for quotation on the NASDAQ, or (ii) any other transaction upon the consummation of which Aerial becomes a wholly-owned subsidiary of TDS and TDS has issued and outstanding Aerial Group Shares that are listed on a national securities exchange or authorized for quotation on the NASDAQ.

                  "Aerial Negotiation Notice" shall have the meaning set forth in Section 10.1(b) hereof.

                  "Aerial Negotiation Period" shall have the meaning set forth in Section 10.1(c) hereof.


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                  "Aerial  Shares"  shall  mean (i) with  respect to any time of reference prior to the earlier to occur of (A) the Aerial Merger, or (B) the Distribution, Aerial Common Shares, and (ii) with respect to any time of reference thereafter, Aerial Group Shares.

                  "Aerial  Transfer  Notice" shall have the meaning set forth in
Section 10.1(b) hereof.

                  "Affiliate" shall mean, with respect to any party hereto, any corporation or other business entity which, directly or indirectly, through stock ownership or through any other arrangement, controls, is controlled by or is under common control with, such party. The term "control" shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management or policies of such person, whether by reason of ownership of voting stock or other equity interests, by contract or otherwise.

                  "Aggregate Converted Percentage" shall mean the percentage obtained by dividing (i) the sum of (A) the number of AOC Shares owned by Sonera and all of its Permitted Affiliate Transferees, excluding any AOC Shares in respect of which any Sonera Holder has issued a Derivative, (B) the quotient obtained by dividing the number of Aerial Common Shares owned by Sonera and all of its Permitted Affiliate Transferees by the Exchange Rate Applicable to Aerial Common Shares, and (C) the quotient obtained by dividing the number of Aerial Group Shares owned by Sonera and all of its Permitted Affiliate Transferees by the Exchange Rate Applicable to Aerial Group Shares, by (ii) the total number of AOC Shares outstanding.


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                  "Agreement"  shall have the meaning set forth in the  preamble hereof.

                  "Anniversary" shall mean the date occurring 12 months after the date of this Agreement and the date occurring each 12 months thereafter.

                  "AOC" shall have the meaning set forth in the preamble hereof.

                  "AOC Option" shall have the meaning set forth in Section 4.5(a) hereof.

                  "AOC  Option  Shares"  shall  have the  meaning  set  forth in
Section 4.5(a) hereof.

                  "AOC Shares" shall mean the class of shares of AOC designated as Common Stock in its Certificate of Incorporation, as in effect on the date of this Agreement.

                  "Authorization" shall mean any franchise, license, authorization, consent, permit, waiver, approval, qualification or registration of, with or from the FCC, any state public utility or public service commission, or any other governmental authority, agency or instrumentality having jurisdiction over the relevant party and matter.

                  "B-PCS services" shall mean broadband personal communications services provided in the United States on the following frequency blocks:


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                  Block A 1850-1865 MHZ  paired  with  1930-1945  MHZ
                  Block B 1870-1885 MHZ paired with 1950-1965 MHZ Block C 1895-1910 MHZ paired with 1975-1990 MHZ Block D 1865-1870 MHZ paired with 1945-1950 MHZ Block E 1885-1890 MHZ paired with 1965-1970 MHZ Block F 1890-1895 MHZ paired with 1970-1975 MHZ

The term "B-PCS services" does not include narrowband personal communications services, paging or other Wireless Services not constituting broadband personal communications services.

                  "Business Day" shall mean any day other than a Saturday, Sunday, legal holiday in Chicago, Illinois, or other day on which commercial banks in Chicago are authorized by law or governmental decree to close.

                  "Cellular  Service" shall mean any service governed by Section
22.99 of the rules of the FCC.

                  "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  "Competitor" shall mean any Person that, directly or indirectly, operates or manages, or owns a 20% or greater interest in, a business engaged in the provision of Wireless Services if the population within the geographic areas served by the systems providing Wireless Services owned

                                      - 8 -

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or  operated  by such  Person  (including  its  Affiliates)  that  overlap  with geographic areas served by the systems owned or operated by the Aerial Group or the USCC Group, as the case may be, is equal to or greater than 2% of the total population within the geographic areas of all systems owned and operated by the Aerial Group or the USCC Group, as applicable; provided, however, that the geographic areas served by the systems owned or operated by the USCC Group shall not be considered in determining whether a Person is a "Competitor" at any time that USCC ceases to be an Affiliate of Aerial.

                  "Derivative" shall have the meaning set forth in Section 5.4(a) hereof.

                  "Derivative Take-Out Consideration" shall have the meaning set forth in Section 5.4(c) hereof.

                  "Derivative Take-Out Election" shall have the meaning set forth in Section 5.4(b) hereof.

                  "Disclosures" shall have the meaning set forth in Section 12.12(a) hereof.

                  "Disposition  Transaction" shall have the meaning set forth in
Section 10.1(a) hereof.

                  "Distribution" shall mean the distribution by TDS of Aerial Group Shares, in the form of a stock dividend, with respect to each outstanding Common and Series A Common Share of TDS.

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                  "$" shall mean the basic unit of the  lawful  currency  of the
United States of America.

                  "Equity Exchange Election" shall have the meaning set forth in
Section 7.1 hereof.

                  "Equity Purchase Election" shall have the meaning set forth in
Article 8 hereof.

                  "ERISA" shall have the meaning set forth in Section 3.1(i) hereof.

                  "Event Notice" shall have the meaning set forth in Section 10.7(a) hereof.

                  "Exchange Agreement" shall mean the Exchange Agreement dated as of April 15, 1996, between TDS and Aerial (f/k/a American Portable Telecom, Inc.).

                  "Exchange  Date"  shall have the  meaning set forth in Section
7.4 hereof.

                  "Exchange Rate" shall mean, (i) with respect to any time of reference prior to the earlier to occur of (A) the Aerial Merger, or (B) the Distribution, the Exchange Rate Applicable to the Aerial Common Shares, and (ii) with respect to any time of reference thereafter, the Exchange Rate Applicable to Aerial Group Shares.

                  "Exchange Rate Applicable to Aerial Common Shares" shall have the meaning set forth in Section 7.2 hereof.

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                  "Exchange  Rate  Applicable to Aerial Group Shares" shall have the meaning set forth in Section 7.3(b)(iii) hereof.

                  "FCC" shall mean the Federal Communications Commission.

                  "Intercompany Agreements" shall mean the Cash Management Agreement, the Employee Benefit Plans Agreement, the Exchange Agreement, the Insurance Cost Sharing Agreement, the Intercompany Agreement, the Revolving Credit Agreement and the Tax Allocation Agreement between TDS and Aerial, copies of which agreements (as amended through the date hereof) previously have been furnished to Sonera, as the same may be amended from time to time.

                  "Intercompany Policy" shall mean each policy implemented by TDS and Aerial upon the consummation of the Aerial Merger to replace a related Intercompany Agreement, copies of which policies previously have been furnished to Sonera and Sonera.

                  "Joint Venture  Agreement" shall have the meaning set forth in
Section 2.1(b) hereof.

                  "Liens" shall have the meaning set forth in Article 6 hereof.

                  "Material Adverse Effect" on a Person shall mean a material adverse effect on the financial condition, operations or business of such Person and its Subsidiaries, taken as a whole, or on the ability of such Person to enter into and consummate the transactions contemplated by and

                                     - 11 -

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lawfully to perform its  obligations  under this  Agreement,  the Joint  Venture
Agreement and the Registration Rights Agreement in accordance with their respective terms.

                  "Minimum Number of AOC Shares" shall have the meaning set forth in Article 8 hereof.

                  "Minimum  Option  Prices"  shall have the meaning set forth in
Section 4.3(d) hereof.

                  "NASDAQ"   shall  mean  National   Association  of  Securities
Dealers, Inc., Automated Quotation System.

                  "New  Issue  Closing"  shall  have the  meaning  set  forth in
Section 9.2 hereof.

                  "New Issue Sale  Notice"  shall have the  meaning set forth in
Section 9.1 hereof.

                  "New Issue  Securities"  shall have the  meaning  set forth in
Section 9.1 hereof.

                  "Number of Aerial Group Shares" shall mean the sum of (i) the number of Aerial Group Shares held by shareholders of TDS, (ii) the "Number of Aerial Group Shares Issuable with Respect to Retained Interest" (as that term is defined in the Restated Certificate) in the Aerial Group, and (iii) the "Number of Aerial Group Shares Issuable with Respect to Inter-Group Interest" (as that

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term is defined in the  Restated  Certificate)  in the Aerial Group by all other
"Tracking Groups" (as that term is defined in the Restated Certificate), if any.

                  "Option Closing" shall have the meaning set forth in Section 4.2(c) hereof.

                  "Permitted  Affiliate  Transferee" shall mean (i) Sonera,  and
(ii) any direct or indirect Subsidiary of Sonera.

                  "Person" shall mean any general or limited partnership, corporation, limited liability company, joint venture, trust, business trust, cooperative, association, individual or other entity, and heirs, executors, administrators, legal representatives, successors and assigns of such person.

                  "Purchase Agreement" shall mean that certain agreement dated June 1, 1998, pursuant to which AOC agreed to sell to Sonera, and Sonera agreed to purchase from AOC, the Purchased Shares.

                  "Purchase  Consideration"  shall have the meaning set forth in
Article 8 hereof.

                  "Purchase Price" shall have the meaning set forth in the preamble hereof.

                  "Purchased Shares" shall have the meaning set forth in the preamble hereof.


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                  "Registration  Rights  Agreement"  shall have the  meaning set forth in Section 2.1(c) hereof.

                  "Restated Certificate" shall mean the Restated Certificate of Incorporation of TDS, which is the surviving entity of the merger with TDS Iowa described in the TDS Proxy Statement.

                  "Seven-Year  Option"  shall  have  the  meaning  set  forth in
Section 4.3(a) hereof.

                  "Seven-Year Option Shares" shall have the meaning set forth in
Section 4.3(a) hereof.

                  "SMR Service" shall mean any service governed by Section 90.7 of the rules of the FCC.

                  "Sonera" shall have the meaning set forth in the preamble hereof.

                  "Sonera Holder" shall mean Sonera and each Permitted Affiliate Transferee of Sonera that acquires AOC Shares.

                  "Sonera Negotiation Notice" shall have the meaning set forth in Section 5.2(a) hereof.

                  "Sonera Negotiation Period" shall have the meaning set forth in Section 5.2(b) hereof.


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                  "Sonera  Transaction  Notice" shall have the meaning set forth in Section 10.7(a) hereof.

                  "Sonera  Transfer  Notice" shall have the meaning set forth in
Section 5.2(a) hereof.

                  "Subsidiary" of a Person shall mean a corporation as to which a majority of the voting power is owned or controlled by such Person, either directly or indirectly; but any such corporation shall be deemed to be a Subsidiary of such Person only as long as such ownership or control exists.

                  "Taxes" shall mean all taxes, charges, levies or other assessments of any kind, including income, gross receipts, sales, use, ad valorem, franchise, profits, license, withholding, payroll, employment, excise, severance, stamp, occupation, premium, property or windfall profits taxes, customs duties or similar fees, assessments or charges of any kind whatsoever, together with any interest and penalties, additions to tax or additional amounts imposed by any taxing authority, domestic or foreign and any expenses incurred in connection with the determination, settlement or litigation of any liability for any of the foregoing.

                  "Tax Return" shall mean a report, return or other information required to be supplied to a taxing authority with respect to Taxes.

                  "TDS" shall have the meaning set forth in the preamble hereof.


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                  "TDS  Adjustment  Event"  shall have the  meaning set forth in
Section 4.4(c) hereof.

                  "TDS Average" shall mean, for any period of reference, the average closing price for TDS Shares, as reported in the applicable composite transactions section or national market issues section of The Wall Street Journal.

                  "TDS Change in Control" shall be deemed to have occurred at such time as (i) any Person (including one or more Affiliates of such Person) has become the beneficial owner of 50% or more of the combined voting power (on matters other than the election of directors) of all of TDS's then outstanding equity securities, or (ii) there is consummated any consolidation or merger of TDS (A) in which TDS is not the surviving corporation, or (B) pursuant to which the common stock of TDS is converted into cash, securities or other property, in each case other than a consolidation or merger of TDS in which (1) the holders of the Series A Common Shares of TDS immediately prior to such consolidation or merger have, directly or indirectly, 30% or more of the combined voting power (on matters other than the election of directors) of the common equity securities of the surviving corporation immediately after such consolidation or merger, and (2) such voting power is greater than the combined voting power (on matters other than the election of directors) of the common equity securities of the surviving corporation immediately after such consolidation or merger held by any other Person (including one or more Affiliates of such other Person).

                  "TDS Iowa" shall have the meaning set forth in the preamble hereof.

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                  "TDS  Parties"  shall  have the  meaning  set forth in Section
12.14(b) hereof.

                  "TDS Shares" shall mean (i) with respect to any time of reference prior to the earlier to occur of (A) the Aerial Merger, or (B) the Distribution, Common Shares of TDS, par value $.01 per share, and (ii) with respect to any time of reference thereafter, Aerial Group Shares, provided in any case that such shares are traded on a national securities exchange or authorized for quotation on the NASDAQ.

                  "Third Party  Transferee"  shall have the meaning set forth in
Section 5.1(b) hereof.

                  "Three-Year  Option"  shall  have  the  meaning  set  forth in
Section 4.2(a) hereof.

                  "Three-Year Option Shares" shall have the meaning set forth in
Section 4.2(a) hereof.

                  "Tracking Stock Proposal" shall have the meaning set forth in the preamble hereof.

                  "Transfer" shall have the meaning set forth in Section 5.1(b) hereof.

                  "USCC" shall mean United States Cellular Corporation, a Delaware corporation and an Affiliate of Aerial.

                  "USCC Group" shall mean USCC and its Subsidiaries.

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                  "U.S.  GAAP" shall mean the United States  Generally  Accepted
Accounting Principles.

                  "Wireless  Services"  shall  mean  B-PCS  services,   Cellular
Service or SMR Service.

                  When a reference is made in this Agreement to a Section, such reference shall be to a Section of this Agreement unless otherwise indicated. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." The use of a gender herein shall be deemed to include the neuter, masculine and feminine genders whenever necessary or appropriate. Whenever the word "herein" or "hereof" is used in this Agreement, it shall be deemed to refer to this Agreement and not to a particular Section of this Agreement unless expressly stated otherwise.

                                    ARTICLE 2
                                 RELATED EVENTS

                  2.1 Transactions. Simultaneously with the execution of this Agreement:

                  (a) AOC is selling the Purchased Shares to Sonera upon the terms set forth in the Purchase Agreement;

                  (b) Aerial and Sonera Corporation U.S. are entering into a Joint Venture Agreement in the form of EXHIBIT 1.2 attached to the Purchase Agreement (the "Joint Venture Agreement"); and

                  (c) Aerial and Sonera are entering into a Registration Rights Agreement in the form of EXHIBIT 1.3 attached to the Purchase Agreement (the "Registration Rights Agreement").

                  2.2 Aerial Board of Directors. Simultaneously with the execution of this Agreement, TDS and Aerial shall (a) amend Aerial's By-laws to increase to at least 12 the number of Aerial directors, (b) add two directors designated by Sonera to the Aerial Board of Directors, and (c) designate one of such new directors a member of the Audit Committee of Aerial. TDS and Aerial agree that Sonera's designees shall be nominated for election to the Board of Directors of Aerial by the holders of Aerial Common Shares, at the time and in the manner proper for such nomination, and TDS agrees to execute a proxy giving Sonera the power to vote in the election of directors that number of Aerial Common Shares owned by TDS which, when added to the Aerial Common Shares owned by Sonera and its Affiliates, will be sufficient to elect such nominees to the Board of Directors of Aerial. Sonera shall retain the right to designate two directors pursuant to this Section 2.2 so long as (i) the Aggregate Converted Percentage is at least 7.9%, or (ii) if the Aggregate Converted Percentage is less than 7.9%, so long as Sonera and its Permitted Affiliate Transferees have not transferred to any third party any of the Purchased Shares or any of the Aerial Shares for which any such Purchased Shares may have been exchanged pursuant to Article 7 or 8 hereof. In the event the Aggregate Converted Percentage is less than 7.9% but at least 5.3% and clause (ii) of the immediately preceding sentence is inapplicable, Sonera shall retain the right to designate one director to the Board of Directors of Aerial, which director may or may not, at the discretion of the Aerial Board of Directors, be appointed to the Audit Committee of Aerial. In the event the Aggregate Converted Percentage is less than 5.3% and clause (ii) of the second preceding sentence is inapplicable, the right of Sonera under this Section 2.2 shall terminate.

                  2.3 Identity of Directors. Sonera agrees that it will not designate as its representative to Aerial's Board of Directors any individual who is an officer, director or representative of any Person that is in competition with Aerial or any of its Affiliates in the provision of Wireless Services to any significant extent. Aerial agrees that, as long as Sonera is entitled to designate at least one representative to Aerial's Board of Directors, Aerial will not nominate to its Board of Directors, and will not appoint to the Board of Directors of AOC, any individual (other than an individual whose principal occupation, at the time of such nomination, is that of employee or officer of Aerial or one of its Affiliates, or who is a Person in control of Aerial or one of its Affiliates or is an incumbent on the Aerial Board of Directors) who is an officer, director or representative of any Person that is in competition with Sonera or any of its Affiliates to any significant extent. For purposes of the immediately preceding sentence, the term "control" shall have the meaning set forth in the last sentence of the definition of "Affiliate" in Article 1 hereof.

                                    ARTICLE 3
                         REPRESENTATIONS AND WARRANTIES

                  3.1 Representations and Warranties of TDS. TDS represents and warrants to Sonera, which representations and warranties shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, as follows:

                  (a) Due Organization. TDS is a corporation duly incorporated and validly existing under the laws of the State of Delaware. TDS is duly qualified to do business and is in good standing in all jurisdictions where the conduct of its business or the ownership of its properties makes such qualification necessary, except where the failure to so qualify would not have a Material Adverse Effect on TDS.

                  (b) Power and Authority; No Violation. TDS has full power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. This Agreement and any transactions contemplated hereby have been duly and validly authorized by all necessary action on the part of TDS and this Agreement constitutes a legal, valid and binding obligation of TDS enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting or relating to enforcement of creditors' rights generally. Neither the execution, delivery or performance of this Agreement, nor the consummation by TDS of the transactions contemplated hereby will, with or without the giving of notice or the passage of time, or both, (i) conflict with, violate, result in a default, breach or loss of rights (or give rise to any right of termination, cancellation or acceleration) under, or result in the creation of any Lien, pursuant to (A) any provision of the Restated Certificate or By-laws of TDS, (B) any material note, bond, indenture, mortgage, deed of trust, contract, agreement, lease or other instrument or obligation to which TDS is a party or by which TDS or any of its property may be bound, or (C) any law, order, judgment, ordinance, rule, regulation or decree to which TDS or any of its property is bound, or (ii) give rise to any right of first refusal, subscription or similar right with respect to any interest in, or any properties or assets of, TDS or any of its Subsidiaries.

                  (c) Legal Matters. There is no claim, legal action, counterclaim, suit, arbitration, governmental investigation or other legal, administrative or tax proceeding, nor any order, decree or judgment, in progress or pending, or to the knowledge of TDS threatened, against or relating to the right of TDS to execute and deliver this Agreement or perform its obligations hereunder, or which could reasonably be expected to have a Material Adverse Effect on TDS, nor does TDS know of any basis for the same. There is outstanding no order, writ, injunction, judgment or decree of any court, governmental agency or arbitration tribunal which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect on TDS, other than orders or decrees involving the wireless telephone industry in general.

                  (d) Truth and Correctness. No representation or warranty by TDS in this Agreement contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained herein, in light of the circumstances under which such statements are made, not misleading.

                  (e) Compliance with Laws. Except as set forth on Exhibit 3.1(e) annexed hereto, each of TDS and its Subsidiaries is in compliance with all applicable laws, regulations, administrative orders and authorizations of the United States and States in which they transact their respective businesses (including all applicable rules, regulations and authorizations of FCC, any state public utilities or public service commission, or any other federal or state governmental agency or instrumentality exercising jurisdiction over TDS), and of each municipality, county or subdivision of any thereof, to which any of their respective businesses or any of their respective properties may be subject, the non-compliance with which would have a Material Adverse Effect on TDS.

                  (f) Authorization. Each of TDS and its Subsidiaries has (i) all requisite Authorizations of the FCC (including all PCS Authorizations) and of all state public utility or public service commissions and (ii) all other material Authorizations of governmental agencies exercising jurisdiction over TDS or such Subsidiary, respectively, required to carry on its business as now conducted or as contemplated to be conducted, except for any Authorizations, the failure of which to obtain would not have a Material Adverse Effect on TDS.

                  (g) Taxes. TDS and its Subsidiaries have timely filed all federal, state, county, local and foreign Tax Returns required to be filed by them, and have paid all Taxes which have become due pursuant thereto or otherwise, other than Taxes the liability for which is being contested in good faith and appropriate reserves for which have been made in TDS's financial statements. Except to the extent set forth on EXHIBIT 4.1(j) annexed to the Purchase Agreement or appropriately reserved for in TDS's financial statements, there are no additional assessments or adjustments of Taxes pending or threatened against TDS or its Subsidiaries for any period.

                  (h) No Material Adverse Change. Since December 31, 1997, there has not been any event or condition which has caused, or is reasonably likely to cause, a Material Adverse Effect on TDS, other than as a result of conditions affecting the U.S. telecommunications industry generally.

                  (i) Employee Benefit Plans. All employee benefit or employee welfare plans maintained by TDS or any of its Subsidiaries and subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), comply in all material respects with the requirements of ERISA, and no such plan which is subject to Part 3 of Subtitle B of Title 1 of ERISA has incurred any "Accumulated Funding Deficiency" within the meaning of Section 302 of ERISA or
Section 412 of the Code, and neither TDS nor any of its Subsidiaries has incurred any liability on account of such an "Accumulated Funding Deficiency" with respect to any such employee benefit plan subject to ERISA. No liability to the Pension Benefit Guaranty Corporation established under ERISA has been incurred with respect to any such plan subject to ERISA and neither TDS nor any of its Subsidiaries has incurred any liability for any Tax implied by Section 4975 of the Code. As of the most recent valuation date of any such plan, there are no "unfunded benefit liabilities" within the meaning of Section 4001(a)(18) of ERISA; and no "prohibited transaction" has occurred within the meaning of
Section 4975 of the Code or Section 406 of ERISA that would subject TDS or any of its Subsidiaries to Tax or penalty.

                  (j) Compliance with other Instruments. Neither TDS nor any of its Subsidiaries is in violation of any term of (i) any agreement or instrument related to indebtedness for borrowed money or any other material agreement to which it is a party or by which it is bound, or (ii) any applicable order, judgment or decree of any court, arbitrator or governmental authority, the consequences of which violation, whether individually or in the aggregate, would result in a Material Adverse Effect on TDS. TDS is not a party to or bound by any agreement, instrument or constituent document compliance with which could reasonably be expected to result in a Material Adverse Effect on TDS.

                  (k) Organization of Subsidiaries. Each Subsidiary of TDS listed on EXHIBIT 3.1(k) annexed hereto is a corporation or other legal entity duly organized and in good standing under the laws of the jurisdiction of its organization and is duly qualified and has the full power and authority in each applicable jurisdiction to own its properties and conduct its business and operations as currently conducted, except to the extent that any failure to qualify would not have a Material Adverse Effect on TDS.

                  (l) Investment Company Act. TDS is not and will not become as a result of the Closing, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                  3.2 Representations and Warranties of Aerial. Aerial and AOC each represents and warrants to Sonera, which representations and warranties shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, as follows:

                  (a) Due Organization. Aerial is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Each of Aerial and its Subsidiaries is duly qualified to do business and is in good standing in all jurisdictions where the conduct of its business or the ownership of its properties makes such qualification necessary, except where the failure to so qualify would not have a Material Adverse Effect on Aerial.

                  (b) Power and Authority; No Violation. Aerial has full power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. This Agreement and any transactions contemplated hereby have been duly and validly authorized by all necessary action on the part of Aerial and this Agreement constitutes a legal, valid and binding obligation of Aerial enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting or relating to enforcement of creditors' rights generally. Neither the execution, delivery or performance of this Agreement, nor the consummation by Aerial of the transactions contemplated hereby will, with or without the giving of notice or the passage of time, or both, (i) conflict with, violate, result in a default or breach or loss of rights (or give rise to any right of termination, cancellation or acceleration) under, or result in the creation of any Lien, pursuant to (A) any provision of the Certificate of Incorporation or By-laws of Aerial, (B) any material note, bond, indenture, mortgage, deed of trust, contract, agreement, lease or other instrument or obligation to which Aerial is a party or by which Aerial or any of its property may be bound or affected, or (C) any law, order, judgment, ordinance, rule, regulation or decree to which Aerial is a party or by which any of its property is bound, or (ii) give rise to any right of first refusal, subscription or similar right with respect to any interest in, or any properties or assets of, Aerial or any of its Subsidiaries.

                  (c) Legal Matters. There is no claim, legal action, counterclaim, suit, arbitration, governmental investigation or other legal, administrative or tax proceeding, or any order, decree or judgment, in progress or pending, or to the knowledge of Aerial threatened, against or relating to the right of Aerial to execute and deliver this Agreement or perform its obligations hereunder, or which could reasonably be expected to have a Material Adverse Effect on Aerial, nor does Aerial know of any basis for the same. There is outstanding no order, writ, injunction, judgment or decree of any court, governmental agency or arbitration tribunal which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect on Aerial, other than orders or decrees involving the wireless telephone industry in general.

                  (d) Capitalization of Aerial. The authorized capital stock of Aerial consists of 100,000,000 Common Shares, $1.00 par value; 60,000,000 Series A Common Shares, $1.00 par value; 60,000,000 Series B Common Shares, $1.00 par value; and 10,000,000 shares of Preferred Stock, $1.00 par value, issuable in series. At July 31, 1998, there were outstanding 31,733,362 Common Shares, 40,000,000 Series A Common Shares, and no Series B Common Shares or shares of Preferred Stock. At that date, TDS was the owner of 19,086,000 Common Shares and 40,000,000

Series A Common Shares. The Series A Common Shares are convertible on a share-for-share basis into Aerial Common Shares.

                  (e) Aerial Assets. Except to the extent set forth on SCHEDULE 3.2(e) attached hereto, all of the material assets reflected on the balance sheets contained in the Operating Financial Statements attached as EXHIBIT 4.1(g) to the Purchase Agreement and used or useful in connection with the business of operating Aerial services are owned by AOC or its subsidiaries.

                  3.3 Representations and Warranties of Sonera. Sonera represents and warrants to TDS and Aerial, which representations and warranties shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, as follows:

                  (a) Due Organization. Sonera is a limited liability company duly organized, validly existing and in good standing under the laws of the Republic of Finland. Sonera is duly qualified to do business and is in good standing in all jurisdictions where the conduct of its business or the ownership of its properties makes such qualification necessary, except where the failure to so qualify would not have a Material Adverse Effect on Sonera.

                  (b) Power and Authority; No Violation. Sonera has full power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. This Agreement and any transactions contemplated hereby have been duly and validly authorized by all necessary action on the part of Sonera and this Agreement constitutes a legal, valid and binding obligation of Sonera, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting or relating to enforcement of creditors' rights generally. Neither the execution, delivery or performance of this Agreement, nor the consummation by Sonera of the transactions contemplated hereby will, with or without the giving of notice or the passage of time, or both, conflict with, violate, result in a default or breach or loss of rights (or give rise to any right of termination, cancellation or acceleration) under, or result in the creation of any Lien, pursuant to (A) any provision of the Certificate of Incorporation or By-laws of Sonera; (B) any material note, bond, indenture, mortgage, deed of trust, contract, agreement, lease or other instrument or obligation to which Sonera is a party or by which Sonera or any of its property may be bound.

                  (c) Legal Matters. There is no claim, legal action, counterclaim, suit, arbitration, governmental investigation or other legal, administrative or tax proceeding, nor any order, decree or judgment, in progress or pending, or to the knowledge of Sonera threatened, against or relating to Sonera's right to execute and deliver this Agreement or perform its obligations hereunder, or which could reasonably be expected to have a Material Adverse Effect on Sonera, nor does Sonera know of any basis for the same. There is outstanding no order, writ, injunction, judgment or decree of any court, governmental agency or arbitration tribunal which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect on Sonera or impair in any material respect the performance of Sonera's obligations hereunder or the consummation of the transactions contemplated hereby, other than orders or decrees involving the wireless telephone industry in general.

                                    ARTICLE 4
                    RIGHTS TO PURCHASE ADDITIONAL AOC SHARES

                  4.1 Subscription Rights. (a) If, at any time after the date of this Agreement, AOC proposes to issue (or sell from treasury) AOC Shares, or securities convertible into or exchangeable for AOC Shares, including debt securities convertible into equity securities of AOC but excluding non-voting, non-convertible preferred stock and debt securities containing nominal equity features, and excluding AOC Shares issuable upon conversion of debt securities into equity securities of AOC, each of Aerial and Sonera shall have the right (which right may be exercised in full or in part) to subscribe for and to purchase that proportion of each such issuance (or sale from treasury) equal to the proportion of AOC Shares that Aerial or Sonera, as the case may be, owns immediately before such issuance (or sale from treasury). The subscription rights granted by the preceding sentence shall be exercisable by Aerial and Sonera by delivering a written election to subscribe to a specified number or amount (in conformity with the preceding sentence) of the securities to be issued, within such reasonable period of time as may be established by the Board of Directors of AOC after the giving of written notice of the proposed issuance to Aerial and Sonera. The purchase and sale, if any, of such securities, shall take place at the offices of AOC on the twentieth Business Day after AOC's receipt of the subscription election described in the preceding sentence of this
Section 4.1(a), or at such other place or on such other date as Aerial, Sonera and AOC may agree in writing. At such closing, AOC shall deliver certificates representing the securities to be purchased, against the payment of the purchase price therefor by wire transfer of immediately available funds to an account designated by AOC at least five Business Days prior to the date of such closing.

                  (b) As promptly as practicable after any sale after the date of this Agreement (i) by Aerial, of any equity securities of Aerial, including Aerial Common Stock, preferred stock, warrants, options or other rights to acquire equity securities and equity securities issued upon the conversion of convertible debt securities, but excluding debt securities convertible into equity securities or debt securities containing nominal equity features, or (ii) by TDS, after the earlier to occur of the Aerial Merger or the Distribution, of any equity securities of the Aerial Group, the proceeds of which are allocated to the Aerial Group, including preferred stock, warrants, options or other rights to acquire such equity securities and equity securities issued upon the conversion of convertible debt securities, but excluding debt securities convertible into equity securities or debt securities containing nominal equity features, Aerial or TDS, as the case may be, shall transfer all cash or other property received in connection with such sale to AOC (indirectly, through Aerial, if TDS is the transferor) in exchange for that number of newly issued AOC Shares equal to the quotient obtained by dividing the aggregate amount paid by the purchaser of securities (without regard to any commissions, concessions or discounts paid or allowed or expenses incurred by Aerial or TDS in connection with such sale) by the product obtained by multiplying the Aerial Average for the 20 trading days ending on the last trading day prior to the date on which such securities were sold by the Exchange Rate; provided, however, that all of the proceeds from the sale of such equity securities from April 1 to December 31, 1998, and during each calendar year thereafter, pursuant to stock option, employee stock purchase, 401(k) or other employee benefit programs maintained by Aerial or TDS, as the case may be, shall be accumulated by Aerial and shall be transferred to AOC in exchange for AOC Shares as soon as practicable after the end of each such calendar year (and in any event within 90 days thereafter) in accordance with the foregoing provisions of this Section 4.1(b).

                  (c) In connection with any such issuance of AOC Shares to Aerial pursuant to Section 4.1(b) hereof, Sonera shall have the right to subscribe for and to purchase all or any portion of that number of additional AOC Shares obtained by subtracting (i) the total number of AOC Shares owned by all Sonera Holders immediately prior to such issuance from (ii) the product obtained by multiplying (A) the Sonera Holders' aggregate percentage ownership of AOC Shares immediately prior to such issuance by (B) the quotient obtained by dividing (I) the sum of the total number of AOC Shares owned immediately prior to such issuance by all shareholders other than the Sonera Holders, and the number of AOC Shares to be issued to Aerial pursuant to Section 4.1(b) hereof, by (II) the aggregate percentage ownership of AOC Shares of all shareholders other than the Sonera Holders immediately prior to such issuance. The per share purchase price for each AOC Share so purchased by Sonera shall be equal to the quotient obtained by dividing the aggregate value of all cash and property to be transferred to AOC by Aerial in exchange for the AOC Shares to be issued to Aerial by the number of AOC Shares to be issued to Aerial.

                  (d) No less than 30 Business Days prior to the transfer of cash or property to AOC pursuant to Section 4.1(b) hereof, Aerial shall give a written notice to Sonera of such transfer setting forth the date such transfer will occur, the aggregate value of all cash and property to be transferred by Aerial to AOC and the number of AOC Shares to be issued to Aerial. If Sonera elects to exercise its subscription right set forth in Section 4.1(c) hereof, then Sonera shall give a written notice to Aerial advising Aerial of such election within ten Business Days after the date upon which Aerial gave notice to Sonera pursuant to the immediately preceding sentence. The purchase and sale of such AOC Shares pursuant to Section 4.1(b) hereof shall take place at the offices of AOC on the date set forth in the notice from Aerial to Sonera given pursuant to the first sentence of this Section 4.1(d), or at such other place or on such other date as Aerial and Sonera may agree in writing. At such closing, AOC shall deliver certificates representing the number of AOC Shares to be purchased (i) in the case of Aerial, against transfer to AOC of the cash or property as set forth in
Section 4.1(b) hereof and (ii) in the case of Sonera (to Sonera or any Permitted Affiliate Transferee designated by Sonera), against payment of the purchase price therefor by wire transfer of immediately available funds to an account designated by AOC at least five Business Days prior to such closing.

                  4.2 Three-Year Option. (a) In addition to the subscription rights referred to in Section 4.1 hereof, Sonera shall have the right (but not the obligation), for a period commencing on the date hereof and ending on the third Anniversary (the "Three-Year Option") to purchase from AOC, and AOC shall issue, sell and deliver to Sonera, 89,518 additional AOC Shares (the "Three-Year Option Shares").

                  (b) The purchase price for the Three-Year Option Shares shall be an amount equal to the product of (i) the product of (A) the number of AOC Shares with respect to which such option is exercised, multiplied by (B) the Exchange Rate, multiplied by (ii) the greater of (A) 145% of the Aerial Average for the 20 consecutive trading day period ending on the last trading day prior to the date on which AOC receives Sonera's notice exercising such option, or (B) $12.33. The Three-Year Option shall be exercisable, in whole or in part, at any time prior to the third such Anniversary, by delivering a written notice of such exercise to AOC stating the number of AOC Shares to be purchased, which notice shall constitute a binding commitment on the part of Sonera to purchase such number of Three-Year Option Shares upon the terms set forth herein.

                  (c) The purchase and sale of the Three-Year Option Shares (an "Option Closing"), if any, shall take place at the offices of AOC on the twentieth Business Day after AOC's receipt of the notice described in Section 4.2(b) hereof, or at such other place or on such other date as AOC and Sonera may agree in writing. At the Option Closing, AOC shall deliver to Sonera (or any Permitted Affiliate Transferee designated by Sonera) certificates representing the number of AOC Shares to be purchased, against payment of the purchase price therefor by wire transfer of immediately available funds to an account designated by AOC at least five Business Days prior to the date of such Option Closing.

                  (d) The number of AOC Shares with respect to which the Three-Year Option may be exercised shall be increased to the extent necessary to preserve the right of Sonera to increase the number of AOC Shares owned by Sonera and its Permitted Affiliate Transferees to 20% of the total outstanding AOC Shares by exercising the Three-Year Option in full if: (i) additional AOC Shares have been issued to any Person other than Sonera and Sonera has exercised in full the subscription rights provided for in Section 4.1 of this Agreement; or (ii) any of the Purchased Shares are canceled pursuant to Section 2.3 of the Purchase Agreement and, if additional AOC Shares have previously been issued to Aerial, Sonera has exercised in full the subscription rights provided for in
Section 4.1 of this Agreement.

                  4.3 Seven-Year Option. (a) In addition to the subscription rights referred to in Section 4.1 hereof, and the Three-Year Option, Sonera shall have the right (but not the obligation), for a period commencing immediately after the third Anniversary and ending on the tenth Anniversary (the "Seven-Year Option") to purchase from AOC, and AOC shall issue, sell, and deliver to Sonera, that number of additional AOC Shares equal to (i) the quotient obtained by dividing the aggregate number of outstanding AOC Shares owned by Persons other than Sonera and its Permitted Affiliate Transferees by
 .8, minus (ii) the total number of outstanding AOC Shares, in each case determined immediately prior to the exercise of such option (the "Seven-Year Option Shares").

                  (b) The purchase price for the Seven-Year Option Shares shall be (i) for any Seven-Year Option Shares acquired after the third and prior to the seventh Anniversary, an amount equal to the product of (A) the product of
(I) the number of AOC Shares with respect to which such option is exercised, multiplied by (II) the Exchange Rate, multiplied by (B) the greater of (I) 130% of the Aerial Average for the 20 consecutive trading day period ending on the last trading day prior to the date on which AOC receives Sonera's notice exercising such option, or (II) $20.00, and (ii) for any Seven-Year Option Shares acquired after the seventh and prior to the tenth Anniversary, an amount equal to the product of (A) the product of (I) the number of AOC Shares with respect to which such option is exercised, multiplied by (II) the Exchange Rate, multiplied by (B) the greater of (I) 130% of the Aerial Average for the 20 consecutive trading day period ending on the last trading day prior to the date on which AOC receives Sonera's notice exercising such option, or (II) $30.00. The Seven-Year Option shall be exercisable, in whole or in part, at any time after the third and prior to the tenth Anniversary, by delivering a written notice of such exercise to AOC stating the number of AOC Shares to be purchased, which notice shall constitute a binding commitment on the part of Sonera to purchase such number of Seven-Year Option Shares upon the terms set forth herein.

                  (c) The purchase and sale of the Seven-Year Option Shares, if any, shall take place at an Option Closing at the offices of AOC on the twentieth Business Day after AOC's receipt of the notice described in Section 4.3(b) hereof, or at such other place or on such other date as AOC and Sonera may agree in writing. At such Option Closing, AOC shall deliver to Sonera (or any Permitted Affiliate Transferee designated by Sonera) certificates representing the number of AOC Shares to be purchased, against the payment of the purchase price therefor by wire transfer of immediately available funds to an account designated by AOC at least five Business Days prior to the date of such Option Closing.

                  (d) In the event that, at any time after the date hereof and prior to the earlier to occur of the Aerial Merger and the Distribution, Aerial shall effect any transaction, including (i) the payment of a dividend on the outstanding Aerial Common Shares in the form of Aerial Common Shares, (ii) a subdivision of the outstanding Aerial Common Shares into a larger number of such Aerial Common Shares, (iii) a combination of the outstanding Aerial Common
Shares  into a  smaller  number  of such  Aerial  Common  Shares,  or  (iv)  any reorganization or reclassification of the Aerial Common Shares, or any consolidation or merger with another corporation, or the sale of all or substantially all of its assets to another corporation, in such a way that the holders of the outstanding

Aerial Common Shares shall be entitled to receive (either directly or upon subsequent liquidation) stock, securities or other property with respect to or in exchange for such Aerial Common Shares (any such transaction or event being referred to as an "Aerial Adjustment Event"), then the minimum purchase prices for the Three-Year Option Shares referred to in Section 4.2(b)(ii)(B) hereof and for the Seven-Year Option Shares referred to in Section 4.3(b)(i)(B)(II) and
(b)(ii)(B)(II) hereof (the "Minimum Option Prices") shall be proportionately adjusted to reflect such Aerial Adjustment Event.

                  4.4 Effect of Aerial Merger or Distribution. (a) In the event that the Aerial Merger shall occur at any time after the date of this Agreement and prior to the Distribution, the Minimum Option Prices shall be adjusted by dividing such prices by a fraction, the numerator of which shall be the Number of Aerial Group Shares, determined immediately after the Aerial Merger, and the denominator of which shall be the number of shares of Aerial Common Stock outstanding immediately prior to the Aerial Merger.

                  (b) In the event that the Distribution shall occur at any time after the date of this Agreement and prior to the date of the Aerial Merger, then:

                      (i) the Minimum Option Prices shall be adjusted by dividing such prices by a fraction, the numerator of which shall be the quotient obtained by dividing the Number of Aerial Group Shares by TDS's percentage ownership of Aerial Common Stock, in each case determined immediately after the Distribution, and the denominator of which shall be the total number of shares of Aerial Common Stock outstanding immediately prior to such Distribution; and

                           (ii)  in the  event  that  the  Aerial  Merger  shall
thereafter occur, the Minimum Option Prices shall be adjusted by dividing such prices by a fraction, the numerator of which is the Number of Aerial Group Shares, determined immediately after the Aerial Merger, and the denominator of which is the quotient obtained by dividing the Number of Aerial Group Shares by TDS's percentage ownership of Aerial Common Stock, determined in each case immediately before the Aerial Merger.

                  (c) In the event that, at any time after the earlier to occur of the Aerial Merger and the Distribution, TDS shall effect any transaction, including (i) a combination of the Aerial Group Shares into a smaller number of such Aerial Group Shares, (ii) a subdivision of the Aerial Group Shares into a larger number of such Aerial Group Shares, or (iii) any reorganization or reclassification of the Aerial Group Shares, or the sale of all or substantially all of the assets of the Aerial Group to another corporation, in such a way that the holders of Aerial Group Shares shall be entitled to receive (either directly or upon subsequent liquidation) stock, securities or other property with respect to or in exchange for such Aerial Group Shares (any such transaction or event being referred to as a "TDS Adjustment Event"), then the Minimum Option Prices shall be proportionately adjusted to reflect such TDS Adjustment Event.

                  4.5 AOC Option. (a) If, at any time after the date of this Agreement and prior to the tenth Anniversary, (i) Sonera shall have the right to purchase any additional Aerial Shares pursuant to Section 9.1 hereof, and (ii) the Three-Year Option or the Seven-Year Option, as the case may be, shall at such time also be exercisable, then, in lieu of purchasing some or all of such additional Aerial Shares pursuant to Section 9.1 hereof, Sonera shall have the right to apply all or any portion of the purchase price otherwise required to purchase Aerial Shares pursuant to Section 9.1 hereof, to the purchase of additional AOC Shares (the "AOC Option") pursuant to this Section 4.5. The number of additional AOC Shares ("AOC Option Shares") issuable pursuant to the exercise of the AOC Option shall be equal to that number (or any lesser number elected by Sonera) of AOC Shares that Sonera would at such time have the right to purchase upon the exercise of the Three-Year Option or the Seven-Year Option, as the case may be.

                  (b) The purchase price for the AOC Option Shares shall be an amount equal to the product of (i) the product of (A) the number of AOC Shares with respect to which such option is exercised, multiplied by (B) the Exchange Rate, multiplied by (ii)(A) the Aerial Average referred to in Section 9.1(a) hereof, or (B) the Aerial Group Average referred to in Section 9.1(b) hereof, as the case may be. Except as otherwise provided in paragraph (d) below, the AOC Option shall be exercisable no later than the time Sonera delivers the applicable written notice referred to in Section 9.2 hereof. The purchase and sale of the AOC Option Shares, if any, shall take place at the New Issue Closing. At such closing, AOC shall deliver certificates to Sonera (or any Permitted Affiliate Transferee designated by Sonera) representing the number of AOC Shares to be purchased, against the payment of the purchase price therefor by wire transfer of immediately available funds to an account designated by Aerial at least five Business Days prior to the date of such closing.

                  (c) In the event that Sonera elects to exercise the AOC Option, the number of Aerial Shares that Sonera shall have the right to purchase pursuant to Section 9.1 hereof shall be reduced by the number of Aerial Shares obtained by dividing (i) the aggregate amount payable by Sonera pursuant to
Section 4.5(b) hereof, by (ii) (A) the Aerial Average referred to in Section 9.1(a) hereof, or (B) the Aerial Group Average referred to in Section 9.1(b) hereof, as the case may be.


                  (d) In the event that Sonera shall have purchased any Aerial Shares pursuant to Section 9.1 of this Agreement at any time prior to the third Anniversary then, notwithstanding Sections 4.5(b) and (c) above, Sonera shall have the right, at any time prior to the third Anniversary, (i) to require Aerial (or TDS, in the case of Aerial Group Shares) to redeem some or all of such Aerial Shares, and (ii) simultaneously to reinvest all (but not less than all) of the proceeds of such redemption in AOC Shares; provided, however, that the number of additional AOC Shares issuable pursuant to this Section 4.5(d) shall not exceed the number of AOC Shares that Sonera would at such time have the right to purchase upon the exercise of the Three-Year Option. The per share redemption price for any Aerial Shares to be redeemed by Aerial pursuant to this
Section 4.5(d) shall be equal to the Aerial Average for the 20 trading days ending on the last trading day prior to the date of Sonera's notice to Aerial requiring such redemption. The per share purchase price for any AOC Shares to be issued to Sonera pursuant to this Section 4.5(d) shall be an amount equal to the product of (A) the then applicable Exchange Rate multiplied by (B) the Aerial Average referred to in the preceding sentence. The redemption of any Aerial Shares and the simultaneous purchase and sale of the corresponding AOC Shares pursuant to this Section 4.5(d) shall take place at the offices of Aerial on the twentieth Business Day after Aerial's receipt of Sonera's notice exercising the right to require such redemption and purchase, or at such other place or on such other date as Aerial and Sonera may agree in writing. At such closing, Sonera shall deliver certificates representing the securities to be redeemed, against the payment of the purchase price therefor, and AOC shall deliver certificates representing the securities to be purchased and sold to Sonera (or any Permitted Affiliate Transferee designated by Sonera), against the payment of the purchase price therefor.

                  4.6  Limitations.  Notwithstanding  the provisions of Sections
4.1 through 4.5 hereof, (a) the rights to purchase additional AOC Shares provided therein shall not be available to Sonera to the extent that Sonera is unable to subscribe for or own such additional AOC Shares as a result of its inability to satisfy any applicable legal or regulatory requirement for such subscription or ownership, and (b) except as otherwise permitted by Article 10 hereof, in no event shall the Sonera Holders have the right at any time to purchase or own more than 20% of the aggregate number of outstanding AOC Shares.

                  4.7 Termination of Options. The right to purchase additional AOC Shares pursuant to the Three-Year Option, the Seven-Year Option, or the AOC Option shall terminate in the event that any Sonera Holder (a) fails to exercise any subscription right that it may have pursuant to Section 4.1 hereof, (b) issues a Derivative pursuant to Section 5.4 or Section 5.5 hereof, or (c)

Transfers any AOC Shares (or any of the Aerial Shares for which such AOC Shares may be exchanged) to a Third Party Transferee.

                                    ARTICLE 5
                             TRANSFER OF AOC SHARES

                  5.1 Restriction on Transfer. (a) A Sonera Holder shall have the unrestricted right to Transfer its AOC Shares to any Permitted Affiliate Transferee; provided (i) the transferee of such AOC Shares agrees to be bound by the terms and provisions of this Agreement applicable to the transferring Sonera Holder, and (ii) all necessary approvals have been obtained from the FCC and any other regulatory agency.

                  (b) Except as otherwise expressly provided for in this Agreement, no Sonera Holder shall sell, assign or otherwise dispose of any of its AOC Shares, directly or indirectly, by operation of law or otherwise (a
"Transfer"), and no attempted Transfer to any Person other than a Permitted Affiliate Transferee (a "Third Party Transferee") shall be valid unless (i) such Transfer complies with the provisions of this Article 5 and Section 10.5 hereof,
(ii) the Third Party Transferee agrees to be bound by the terms and provisions of this Agreement applicable to the transferring Sonera Holder (including
Section 10.5 hereof), and (iii) all necessary approvals have been obtained from the FCC and any other regulatory agency.

                  (c) Prior to the fifth Anniversary, and except as otherwise provided in Section 5.5 hereof, no Sonera Holder shall Transfer any AOC Shares to any Person other than a Permitted Affiliate Transferee without the prior written consent of TDS and Aerial, which consent may be withheld by either TDS or Aerial in its sole discretion.

                  5.2 Right of First Negotiation. (a) After the fifth Anniversary, a Sonera Holder desiring to Transfer any AOC Shares to a Third Party Transferee without the prior written consent of TDS and Aerial shall first give written notice to Aerial of its desire to effect such a Transfer, which notice shall set forth the number of AOC Shares that the transferring Sonera Holder desires to Transfer and refer to this Section 5.2 (a "Sonera Transfer Notice"). Aerial shall have a period of ten Business Days from its receipt of the Sonera Transfer Notice within which to give such transferring Sonera Holder a written notice that Aerial desires to invoke the provisions of Section 5.2(b) hereof, (the "Sonera Negotiation Notice"). If Aerial fails to timely give a Sonera Negotiation Notice or comply with any of the provisions of Section 5.2(b) hereof, then the transferring Sonera Holder may Transfer such AOC Shares to such Third Party Transferee, provided such Third Party Transferee is not a Competitor, and may assign certain of its rights under this Agreement to such Third Party Transferee in accordance with Section 5.3 hereof.

                  (b) If Aerial timely gives a Sonera Negotiation Notice to the transferring Sonera Holder pursuant to Section 5.2(a) hereof, then Aerial shall have the exclusive right to negotiate with such transferring Sonera Holder regarding the possible acquisition by Aerial of such AOC Shares for a period (the "Sonera Negotiation Period") beginning on the date of the receipt by the transferring

Sonera Holder of the Sonera Negotiation Notice and ending on the earlier to occur of (i) the date upon which the transferring Sonera Holder and Aerial reach agreement on the terms of a Transfer of such AOC Shares to Aerial, (ii) the date upon which the transferring Sonera Holder and Aerial agree that no such agreement can be reached, or (iii) 60 days after the commencement of the Sonera Negotiation Period. During the Sonera Negotiation Period, the transferring Sonera Holder and Aerial shall negotiate in good faith to reach agreement on the terms of a Transfer of such AOC Shares from the transferring Sonera Holder to Aerial. If the parties reach such agreement during the Sonera Negotiation Period, then the parties shall promptly prepare and file all necessary applications with the FCC and any other applicable regulatory agencies and the closing of the Transfer of such AOC Shares shall occur within 30 days after the receipt of all necessary FCC and other regulatory approvals. In the event that the parties do not reach such agreement during the Sonera Negotiation Period, then Aerial shall give to the transferring Sonera Holder a written notice of Aerial's final bid to acquire such AOC Shares (in whatever form Aerial desires) on or before the last day of the Sonera Negotiation Period, which final bid the transferring Sonera Holder shall have the right to accept (A) for a period of 30 days after its receipt thereof, during which 30-day period such final bid shall be irrevocable, and (B) for a period of an additional 60 days thereafter, during which additional 60-day period such final bid shall be revocable by Aerial at any time prior to Aerial's receipt of the transferring Sonera Holder's acceptance of such final bid.

                  (c) In the event that the transferring Sonera Holder neither reaches agreement with Aerial to Transfer such AOC Shares to Aerial nor accepts Aerial's final bid pursuant to Section 5.2(b) hereof, then the transferring Sonera Holder shall be permitted to Transfer such AOC Shares to a Third Party Transferee that is not a Competitor; provided, however, that in no event shall the transferring Sonera Holder Transfer, or enter into an agreement to Transfer, such AOC Shares to a Third Party Transferee unless (i) the transferring Sonera Holder has negotiated in good faith during the Sonera Negotiation Period to effect a Transfer of such AOC Shares to Aerial pursuant to
Section 5.2(b) hereof, and (ii) the transferring Sonera Holder enters into a binding agreement within 180 days after the termination of such Sonera Negotiation Period to Transfer such AOC Shares to a Third Party Transferee at a price higher than the price offered to the transferring Sonera Holder by Aerial in its final bid.

                  (d) For purposes of this Section 5.2, if the price in a binding agreement to consummate a Transfer, or in Aerial's final bid, is to be paid in something other than money in a lump sum at the closing, then the transferring Sonera Holder and Aerial shall use their best efforts to reach agreement as to an equivalent in monetary terms, which shall constitute the price for the purposes of Section 5.2(c)(ii). If such an agreement cannot be reached within 15 days after the transferring Sonera Holder (in the case of a final bid) or Aerial (in the case of a binding agreement to consummate a Transfer) receives written notice of the price offered, such equivalent shall be determined by an appraiser, agreed upon within ten days after the end of such 15-day period (and paid equally) by the transferring Sonera Holder and Aerial or, if they cannot agree upon an appraiser, by three appraisers, one of whom shall be chosen within 20 days after the end of such 15-day period by the transferring Sonera Holder (and paid by the transferring Sonera Holder), one of whom shall be chosen within the same period (and paid) by Aerial, and the third of whom shall be chosen by the first two so chosen within an additional ten days and paid equally by the transferring Sonera Holder and Aerial. The decision of the agreed-upon appraiser or, as the case may be, a majority of the three appraisers, shall be made within 45 days after he or they, as the case may be, are chosen and shall be final and binding upon the transferring Sonera Holder and Aerial. All time periods specified in Section 5.2(a) through (c) shall be extended by the length of time necessary for such appraiser(s) to be chosen and for such appraisal to be made (if it becomes necessary).

                  5.3 Assignment of Rights. In the event that a Sonera Holder has obtained the consent of TDS and Aerial under Section 5.1(c) hereof or complied with Section 5.2 hereof and effects a Transfer of AOC Shares in compliance with Section 5.1(b)(or pursuant to Section 10.7) hereof to a Third Party Transferee:

                  (a) the Three-Year Option, the Seven-Year Option, the AOC Option, the Equity Purchase Election, the right to purchase Aerial Shares pursuant to Article 9 hereof, Sonera's right of first negotiation under Section
10.1 hereof and the right to issue a Derivative pursuant to Section 5.4 hereof shall terminate and shall not be assignable to any Third Party Transferee;

                  (b) the right of Sonera to designate one or two directors of Aerial pursuant to Section 2.2 hereof may be assigned to any Third Party Transferee who acquires at least 964,193 or 1,928,386 AOC Shares (appropriately adjusted to reflect any stock dividend, subdivision or combination affecting AOC Shares), respectively;

                  (c) the Equity Exchange Election provided for in Article 7 hereof may be assigned to any Third Party Transferee who acquires at least 964,193 AOC Shares (appropriately adjusted to reflect any stock dividend, subdivision or combination affecting AOC Shares); provided, however, that no such Third Party Transferee shall exercise such election after the twelfth Anniversary;

                  (d) Aerial agrees that it will enter into an agreement with a Third Party Transferee who acquires at least 964,193 AOC Shares (appropriately adjusted to reflect any stock dividend, subdivision or combination affecting AOC Shares) to provide such transferee with registration rights substantially identical to those provided to Sonera and its Affiliates under the Registration Rights Agreement; and

                  (e) all of the AOC Shares transferred to any Third Party Transferee will remain subject to the provisions of Section 10.5 hereof.

         5.4 Issuance of Derivative. (a) At any time after the fifth Anniversary and prior to the tenth Anniversary, each Sonera Holder shall have the right, upon 90 days' written notice to Aerial, to issue a security which becomes exchangeable, after the tenth Anniversary, for AOC Shares owned by such Sonera Holder (a "Derivative"), and to assign to the purchaser of such Derivative the right to exercise the Equity Purchase Election at any time after the tenth Anniversary. Any Derivative issued by a Sonera Holder pursuant to this Section 5.4(a) shall be issued expressly subject to the provisions of Sections 5.4(b) and (c), 8(d) and 10.5 hereof.

                  (b) In the event that a Sonera Holder issues a Derivative, (including a Derivative issued pursuant to Section 5.5(a) hereof) such Sonera Holder's rights to exchange the AOC Shares with respect to which such Derivative is issued for Aerial Shares, pursuant to the provisions of Article 7 of this Agreement, shall terminate and, at any time after the tenth Anniversary, Aerial shall have the right, upon written notice to Sonera, to repurchase all but not less than all of the AOC Shares represented by such Derivative (the "Derivative Take-Out Election").

                  (c) In the event Aerial makes the Derivative Take-Out Election, each AOC Share subject to such Derivative shall be exchanged for, at Aerial's option, (i) that number of Aerial Shares equal to the product obtained by multiplying the number of AOC Shares to be so purchased by the Exchange Rate provided for in Section 7.2 hereof, (ii) that number of TDS Shares determined by dividing the TDS Average for the 20 trading days ending on the last trading day prior to the date of Aerial's notice exercising the Derivative Take-Out Election, into the product obtained by multiplying the number of Aerial Shares referred to in clause (i) above by the Aerial Average during the 20-day period referred to in this clause (ii), (iii) cash in an amount equal to the product obtained by multiplying the number of Aerial Shares referred to in clause (i) above by the Aerial Average during the 20-day period referred to in clause (ii) above, or (iv) any combination of Aerial Shares, TDS Shares or cash having the same aggregate value (the "Derivative Take-Out Consideration"), using the TDS Average referred to in clause (ii) above, and the Aerial Average referred to in clause (iii) above, to determine the value of any TDS Shares or Aerial Shares delivered in such exchange. Aerial agrees to deliver or cause the Derivative Take-Out Consideration to be delivered, on or before the twentieth Business Day after Aerial's exercise of the Derivative Take-Out Election, to or upon the written order of the Sonera Holder that issued the Derivative, with any Aerial Shares or TDS Shares to be so delivered to be issued in such name or names as such Sonera Holder may direct.

                  (d) The right to issue a  Derivative  pursuant to this Section
5.4 shall terminate in the event that the Aggregate Converted Percentage falls below 5.3%.

                  5.5 Transfers Prior to Fifth Anniversary. (a) In the event that (i) prior to the third Anniversary, Sonera Corporation U.S. has delivered at least one Project Notice (including a Proposed Business Plan) to AOC pursuant to Section 3.01(b) of the Joint Venture Agreement, (ii) the Investment Election Period provided for in Section 3.01(b) of the Joint Venture Agreement has expired with respect to all such notices, and (iii) AOC and Sonera Corporation U.S. have not formed or agreed to form any LLC (as defined in Section 2.02 of the Joint Venture Agreement), then, notwithstanding Sections 5.1(c) and 5.4(a) hereof, (A) each Sonera Holder shall have the right, upon 90 days' written notice to Aerial, to issue a Derivative (and to assign such Sonera Holder's right to exercise the Equity Purchase Election after the tenth Anniversary), provided that any Derivative issued by a Sonera Holder pursuant to this Section 5.5(a) shall be expressly subject to the provisions of Sections 5.4(b) and (c), 8(d) and 10.5 hereof, and (B) the Sonera Holders, jointly and not severally, shall have the right, exercisable at any time prior to the fifth Anniversary by giving written notice to Aerial, to Transfer all of the AOC Shares owned by them to any one (and not more than one) Third Party Transferee, other than a Competitor, without the consent of TDS or Aerial; provided, however, that no such Transfer shall be made unless the transferring Sonera Holders first deliver a Transfer Notice to Aerial and afford Aerial the opportunity to negotiate an acquisition of all (and not less than all) such AOC Shares in the manner provided in Section 5.2 hereof.

                  (b) In the event that the Sonera Holders, jointly, have complied with Section 5.2 hereof and effect a Transfer of AOC Shares (in compliance with Section 5.1(b)) to a Third Party Transferee pursuant to Section 5.5(a) hereof:

                           (i)      the transferring Sonera Holders shall have
the right to assign all of their rights under this Agreement to any Third Party Transferee;

                           (ii)  Aerial  agrees  that  it  will  enter  into  an
agreement with a Third Party Transferee who acquires at least 964,193 AOC Shares to provide such transferee with registration rights substantially identical to those provided to Sonera and its Affiliates under the Registration Rights Agreement; and

                           (iii) all of the AOC Shares  transferred to any Third
Party Transferee will remain subject to the provisions of Section 10.5 hereof.

                                    ARTICLE 6
                              RESTRICTION ON LIENS

                  No Sonera Holder shall effect any pledge, mortgage, assignment by way of security, or other lien or encumbrance of any nature ("Lien"), other than such as may be deemed to arise pursuant to this Agreement, on or with respect to any of the AOC Shares held by it; provided, however, that any such holder shall be permitted, when required under instruments governing its indebtedness for borrowed money, to place Liens on AOC Shares owned by it to secure such indebtedness if such Liens or any rights of the secured party thereunder with respect to the AOC Shares are subject to the rights and obligations of the holder of such AOC Shares under this Agreement and neither such secured party nor any Affiliate thereof is a Competitor; and provided, further, that upon any foreclosure or enforcement of remedies by such secured party upon the AOC Shares subject to such Lien, such secured party shall be deemed to be a Sonera Holder entitled to exercise the rights provided to Sonera Holders under Section 5.4 and Articles 7 and 8 hereof or any other rights provided Sonera Holders (including such secured party) under this Agreement shall terminate.

                                    ARTICLE 7
                            EQUITY EXCHANGE ELECTION

                  7.1 Exchange of AOC Shares for Aerial Shares. Aerial agrees that each Sonera Holder shall have the right, at the option of such Sonera Holder, at any time after (a) the close of business on the tenth Anniversary, or
(b) any TDS Change in Control occurring prior to the tenth Anniversary, and except in either case as otherwise provided herein, to exchange one or more AOC

Shares for Aerial Shares (except as otherwise provided in Section 7.8 hereof) on and subject to the terms and conditions hereinafter set forth (the "Equity Exchange Election").

                  7.2 Exchange Rate. Subject to the provisions for adjustment set forth in this Article 7, each AOC Share shall be exchangeable for 6.72919 fully paid and non-assessable Aerial Common Shares, calculated as to each exchange to the nearest whole share (such exchange rate, as adjusted from time to time pursuant to Section 7.3(a) hereof, being hereinafter called the "Exchange Rate Applicable to Aerial Common Shares").

                  7.3 Adjustment of Exchange Rate. (a) Prior to Aerial Merger or Distribution. Prior to the earlier to occur of the Aerial Merger or the Distribution, the Exchange Rate Applicable to Aerial Common Shares shall be adjusted from time to time as follows:

                           (i)      In the event that Aerial shall (A) pay a
dividend on the outstanding Aerial Common Shares in the form of Aerial Common Shares, (B) subdivide the outstanding Aerial Common Shares into a greater number of shares, or (C) combine the outstanding Aerial Common Shares into a smaller number of shares, the Exchange Rate Applicable to Aerial Common Shares in effect immediately prior thereto shall be adjusted so that the holder of any AOC Share thereafter surrendered for exchange shall be entitled to receive the number of Aerial Common Shares which such holder would have owned or been entitled to receive after the happening of any such event had such AOC Share been exchanged immediately prior to the happening of such event. Any adjustment pursuant to this Section 7.3(a)(i) shall become effective retroactively immediately after the record date in the case of any dividend and shall become effective immediately after the effective date in the case of any subdivision or combination.

           (ii) In the event that Aerial shall issue to all holders of the outs-tanding Aerial Common Shares any rights or warrants entitling them (for a period expiring within 45 days after the record date specified below) to subscribe for or purchase Aerial Common Shares at a price per share less than the Aerial Average for the 20 consecutive trading day period ending on the third trading date prior to the record date for the determination of shareholders entitled to receive such rights or warrants, the Exchange Rate Applicable to Aerial Common Shares shall be adjusted so that it shall equal the rate determined as follows: the Exchange Rate Applicable to Aerial Common Shares in effect immediately prior to such record date shall be multiplied by a fraction, the numerator of which shall be (A) the sum of the number of shares of Aerial Common Stock outstanding on such record date plus the number of additional Aerial Common Shares offered for subscription or purchase, and the denominator of which shall be (B) the sum of the number of shares of Aerial Common Stock outstanding on such record date plus the quotient obtained by dividing the aggregate offering price for the total number of Aerial Common Shares so offered for subscription or purchase (before deduction of commissions, concessions or discounts paid or allowed or expenses incurred) by such Aerial Average. Such adjustment shall be made successively whenever any such rights or warrants are issued and shall become effective retroactively immediately after such record date. In determining whether any rights or warrants entitle the holders to subscribe for or purchase Aerial Common Shares at less than the Aerial Average, and in determining the aggregate offering price of Aerial Common Shares, there shall be taken into account any consideration received by Aerial for such rights or warrants, the value of such consideration, if other than cash, to be reasonably determined by its Board of Directors. In the event that all of the Aerial Common Shares offered for subscription or purchase are not subscribed for and purchased pursuant to the rights or warrants referred to in the first sentence of this Section 7.3(a)(ii), the Exchange Rate Applicable to Aerial Common Shares shall be retroactively adjusted, as of the record date referred to in the first sentence of this Section 7.3(a)(ii), to reflect that fact, and any exchanges occurring after such record date and prior to such retroactive adjustment shall be adjusted accordingly.

 (iii) In the event that Aerial shall distribute to all holders of the outstand-ing Aerial Common Shares any shares of its stock of any class (other than Aerial Common Shares), any securities, evidences of indebtedness or rights or warrants of Aerial or any subsidiary thereof (other than rights or warrants referred to in Section 7.3(a)(ii) hereof), or any other assets (other than cash dividends payable out of earnings or surplus legally available therefor under the laws of the jurisdiction of incorporation of Aerial), the Exchange Rate Applicable to Aerial Common Shares shall be adjusted so that it shall equal the rate determined as follows: the Exchange Rate Applicable to Aerial Common Shares in effect immediately prior to the record date for the determination of shareholders entitled to receive such distribution shall be multiplied by a fraction, the numerator of which shall be the Aerial Average for the 20 consecutive trading day period ending on the third trading day prior to such record date and the denominator of which shall be such Aerial Average minus the fair value (as reasonably determined by the Board of Directors of Aerial, which determination shall be conclusive) of such distribution with respect to each Aerial Common Share outstanding immediately prior to such record date. Such adjustment shall become effective immediately after such record date.

                           (iv)     In the event of any capital reorganization
of Aerial, any reclassification of Aerial Common Shares or any merger or consolidation of Aerial with or into any other corporation (other than a merger in which Aerial shall be the surviving corporation and which shall not result in any reclassification of the outstanding Aerial Common Shares), provision shall be made as part of the terms of such capital reorganization, reclassification, merger or consolidation whereby each AOC Share outstanding after such capital reorganization, reclassification, merger or consolidation shall be exchangeable for the kind and amount of shares of stock or other securities or property to which the Aerial Common Shares issuable (at the time of such capital reorganization, reclassification, merger or consolidation) upon exchange of such AOC Share would have been entitled upon such capital reorganization, reclassification, merger or consolidation and shall have the benefit of adjustments thereafter which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 7.3(a). Neither the subdivision or combination of the outstanding Aerial Common Shares into a greater or lesser number of Aerial Common Shares, nor the change in the par value of the Aerial Common Shares, or from par value to no par value, or from no par value to par value, shall be deemed to be a reclassification of the Aerial Common Shares for the purposes of this Section 7.3(a)(iv). The provisions of this Section 7.3(a)(iv) shall similarly apply to successive capital reorganizations, reclassifications, mergers or consolidations.

         (b) Effect of Aerial Merger or Distribution. (i) In the event that the Aerial Merger shall occur at any time after the date of this Agreement and prior to the Distribution, then in lieu of any adjustment otherwise required by
Section 7.3(a) hereof, the Exchange Rate Applicable to Aerial Common Shares in effect immediately prior to the date of such Merger shall be adjusted (to determine the Exchange Rate Applicable to Aerial Group Shares, as hereinafter defined) by multiplying such exchange rate by a fraction, the numerator of which shall be the Number of Aerial Group Shares, determined immediately after the Aerial Merger, and the denominator of which shall be the total number of shares of Aerial Common Stock outstanding immediately prior to the Aerial Merger.

                           (ii)     In the event that the Distribution shall
occur at any time after the date of this Agreement and prior to the Aerial Merger, then in lieu of any adjustment otherwise required by Section 7.3(a) hereof:

                           (A)      the  Exchange  Rate  Applicable  to  Aerial
Common Shares in effect immediately prior to the date of such Distribution shall be adjusted (to determine the Exchange Rate Applicable to Aerial Group Shares, as hereinafter defined) by multiplying such exchange rate by a fraction, the numerator of which shall be the quotient obtained by dividing the Number of Aerial Group Shares by TDS's percentage ownership of Aerial Common Stock, in each case determined immediately after the Distribution, and the denominator of which shall be the total number of shares of Aerial Common Stock outstanding immediately prior to such Distribution; and

                           (B)      in the event that the Aerial Merger shall
thereafter occur, the Exchange Rate applicable to Aerial Group Shares in effect immediately prior to the date of such merger shall be adjusted so that, immediately after such merger, the quotient obtained by dividing (I) the product of the aggregate number of AOC Shares owned by Sonera and its Permitted Affiliate Transferees (determined immediately after such merger) multiplied by such exchange rate, as adjusted pursuant to this Section 7.3(b)(ii)(B), by (II) the sum of (1) the Number of Aerial Group Shares, determined immediately after such merger, and (2) the product referred to in (I) above, shall be equal to the quotient obtained by dividing (x) the product of the aggregate number of AOC Shares owned by Sonera and its Permitted Affiliate Transferees, multiplied by the exchange Rate Applicable to Aerial Group Shares, in each case determined immediately before such merger, by (y) the sum of (1) the quotient obtained by dividing the Number of Aerial Group Shares by TDS's percentage ownership of Aerial Common Stock (determined immediately before such merger), and (2) the product referred to in (x) above.

                           (iii)  The Exchange Rate Applicable to Aerial Common
Shares, as adjusted pursuant to Section 7.3(b)(i) or (ii) hereof, as applicable, and as further adjusted from time to time pursuant to Section 7.3(c) hereof, is hereinafter called the "Exchange Rate Applicable to Aerial Group Shares".

                           (iv) In the event that the Equity  Exchange  Election
is exercised at any time after the earlier of (A) the date of the Aerial Merger, or (B) the date of the Distribution, each AOC Share shall be exchanged for that number of fully paid and non-assessable Aerial Group Shares, equal to the Exchange Rate Applicable to Aerial Group Shares, calculated as to each exchange of shares to the nearest Aerial Group Share.

                  (c) After Aerial Merger or Distribution. After the earlier to occur of the Aerial Merger or the Distribution, the Exchange Rate Applicable to Aerial Group Shares shall be adjusted from time to time as follows:

                           (i)      In  the  event  that  TDS  shall  (A)  pay a
dividend with respect to Aerial Group Shares in the form of Aerial Group Shares,
(B) subdivide the Aerial Group Shares into a greater number of shares, or (C) combine the Aerial Group Shares into a smaller number of shares, the Exchange Rate Applicable to Aerial Group Shares in effect immediately prior thereto shall be adjusted so that the holder of any AOC Share thereafter surrendered for exchange shall be entitled to receive the number of Aerial Group Shares which such holder would have owned or been entitled to receive after the happening of any such event had such AOC Share been exchanged immediately prior to the happening of such event. Any adjustment pursuant to this Section 7.3(c)(i) shall become effective retroactively immediately after the record date in the case of any dividend and shall become effective immediately after the effective date in the case of any subdivision or combination.

                           (ii) In the event that TDS shall issue to all holders
of the Aerial Group Shares any rights or warrants entitling them (for a period expiring within 45 days after the record date specified below) to subscribe for or purchase Aerial Group Shares at a price per share less than the Aerial Average for the 20 consecutive trading day period ending on the third trading date prior to the record date for the determination of shareholders entitled to receive such rights or warrants, the Exchange Rate Applicable to Aerial Group Shares shall be adjusted so that it shall equal the rate determined as follows: the Exchange
Rate Applicable to Aerial Group Shares in effect immediately prior to such record date shall be multiplied by a fraction, the numerator of which shall be
(A) the sum of the Number of Aerial Group Shares on such record date plus the number of additional Aerial Group Shares offered for subscription or purchase (including any Aerial Group Shares issued to increase the "Retained Interest" or any "Inter-Group Interest" (as those terms are defined in the Restated Certificate)), and the denominator of which shall be (B) the sum of the Number of Aerial Group Shares on such record date plus the quotient obtained by dividing the aggregate offering price for the total number of Aerial Group Shares (including any Aerial Group Shares issued to increase the "Retained Interest" or any "Inter-Group Interest" (as those terms are defined in the Restated Certificate)) so offered for subscription or purchase (before deduction of commissions, concessions or discounts paid or allowed or expenses incurred) by such Aerial Average. Such adjustment shall be made successively whenever any such rights or warrants are issued and shall become effective retroactively immediately after such record date. In determining whether any rights or warrants entitle the holders to subscribe for or purchase Aerial Group Shares at less than the Aerial Average, and in determining the aggregate offering price of Aerial Group Shares, there shall be taken into account any consideration received by TDS for such rights or warrants, the value of such consideration, if other than cash, to be reasonably determined by its Board of Directors. In the event that all of the Aerial Group Shares offered for subscription or purchase (including any Aerial Group Shares issued to increase the "Retained Interest" or any "Inter-Group Interest" (as those terms are defined in the Restated Certificate)) are not subscribed for and purchased pursuant to the rights or warrants referred to in the first sentence of this Section 7.3(c)(ii), the Exchange Rate Applicable to Aerial Group Shares shall be retroactively adjusted, as of the record date referred to in the first sentence of this Section 7.3(c)(ii), to reflect that fact, and any exchanges occurring after such record date and prior to such retroactive adjustment shall be adjusted accordingly.

                           (iii) In the event that TDS shall make a distribution
with respect to the Number of Aerial Group Shares of any shares of its stock of any class (other than Aerial Group Shares), any securities, evidences of indebtedness or rights or warrants of TDS or any subsidiary thereof (other than rights or warrants referred to in Section 7.3(c)(ii) hereof), or any other assets (other than cash dividends payable out of earnings or surplus legally available therefor under the laws of the jurisdiction of incorporation of TDS), the Exchange Rate Applicable to Aerial Group Shares shall be adjusted so that it shall equal the rate determined as follows: the Exchange Rate Applicable to Aerial Group Shares in effect immediately prior to the record date for the determination of shareholders entitled to receive such distribution shall be multiplied by a fraction, the numerator of which shall be the Aerial Average for the 20 consecutive trading day period ending on the third trading day prior to such record date and the denominator of which shall be such Aerial Average minus the fair value (as reasonably determined by the Board of Directors of TDS, which determination shall be conclusive) of such distribution with respect to each Aerial Group Share (including any "Aerial Group Shares Issuable with Respect to Retained Interest" and "Aerial Group Shares Issuable with Respect to Inter-Group Interest", as those terms are defined in the Restated Certificate). Such adjustment shall become effective immediately after such record date.

                           (iv) In the event of any  capital  reorganization  of
TDS, any reclassification of Aerial Group Shares or any merger or consolidation of TDS with or into any other corporation (other than a merger in which TDS shall be the surviving corporation and which shall not result in any reclassification of the outstanding Aerial Group Shares), provision shall be made as part of the terms of such capital reorganization, reclassification, merger or consolidation whereby each AOC Share outstanding after such capital reorganization, reclassification, merger or consolidation shall be exchangeable for the kind and amount of shares of stock or other securities or property to which the Aerial Group Shares issuable (at the time of such capital reorganization, reclassification, merger or consolidation) upon exchange of such AOC Share would have been entitled upon such capital reorganization, reclassification, merger or consolidation and shall have the benefit of adjustments thereafter which shall be as nearly equivalent as practicable to the adjustments provided for in Section 7.3(c) hereof. Neither the subdivision or combination of the outstanding Aerial Group Shares into a greater or lesser number of Aerial Group Shares, nor the change in the par value of the Aerial Group Shares, or from par value to no par value, or from no par value to par value, shall be deemed to be a reclassification of the Aerial Group Shares for the purposes of this Section 7.3(c)(iv). The provisions of this Section 7.3(c)(iv) shall similarly apply to successive capital reorganizations, reclassifications, mergers or consolidations.

                  7.4 Surrender of AOC Certificates. Each exchange of AOC Shares for Aerial Shares shall be effected by surrendering to Aerial during regular business hours at its principal executive office one or more certificates representing AOC Shares, accompanied by a written notice executed by the surrendering holder specifying the number of AOC Shares represented by each certificate to be exchanged and the name and address of the Person in whose name each certificate for Aerial Shares is to be issued and, if so required by Aerial, accompanied by an instrument of transfer, in form satisfactory to Aerial, duly executed by such holder or his duly authorized representative and payment of any applicable transfer taxes. Subject to the provisions of Section
7.8 hereof, each such exchange shall be deemed to have been effected on the date (the "Exchange Date") on which the requirements of the immediately preceding sentence shall have been satisfied, and the person in whose name each certificate for Aerial Shares shall be issuable on such exchange shall be deemed to have become on the Exchange Date the holder of record of the Aerial Shares to be represented thereby.

                  7.5 Issuance of Aerial Certificates. As promptly as practicable and in no event more than 30 days after the surrender for exchange, as provided in Section 7.4 hereof, of any certificate representing AOC Shares, Aerial (or TDS, if applicable) shall deliver at such office, to or upon the written order of the holder thereof, a certificate or certificates for the number of full Aerial Shares issuable upon such exchange. No fractional Aerial Share, or scrip representing a fractional Aerial Share, shall be issued upon such exchange, but in lieu thereof, Aerial (or TDS, if applicable) shall pay in cash the fair value thereof as of the Exchange Date, based upon the Aerial Average (or the Aerial Group Average, if applicable) for the 20 consecutive trading day period ending on the third trading day prior to the Exchange Date. If more than one certificate representing AOC Shares shall be surrendered for exchange, the number of full Aerial Shares which shall be issuable upon such exchange shall be determined on the basis of the aggregate number of AOC Shares being exchanged. In case any certificate for AOC Shares shall be surrendered for exchange of only a part of the shares represented thereby, AOC shall deliver at such office, to or upon the written order of the holder thereof, a certificate or certificates for the number of AOC Shares not being exchanged. No charge shall be made upon the exchange of AOC Shares for Aerial Shares. Neither Aerial nor TDS shall be required to pay any tax which may be payable because of the delivery of any certificate in a name other than that of the registered holder of the AOC Shares being exchanged, and none of Aerial, TDS or AOC shall be required to deliver any such certificate unless and until the amount of such tax and the payment thereof shall have been established to the satisfaction of the issuer of such certificate.

                  7.6 Dividends. No payment or adjustment shall be made on account of any cash dividends paid or payable on Aerial Shares, except cash dividends which shall be payable to holders of Aerial Shares of record on or after the applicable Exchange Date.

                  7.7 Redemption of AOC Shares. In the case of AOC Shares called for redemption in accordance with AOC's Certificate of Incorporation, as amended, the right to exchange such shares as provided in this Article 7 shall terminate at the close of business on the date fixed for redemption of such shares (defined as the "Redemption Date" in such Certificate of Incorporation), unless payment of the redemption price of such shares shall not be duly paid in accordance with such Certificate of Incorporation.

                  7.8      Application.  (a)        In any case in which Section
7.3(a)  or  7.3(c)   provides   that  an  adjustment   shall  become   effective
retroactively immediately after a record date for an event,

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Aerial or TDS, as the case may be, may defer until the  occurrence of such event
(i) delivering to the holder of any AOC Share exchanged after such record date and before the occurrence of such event the additional Aerial Shares deliverable upon such exchange by reason of the adjustment required by such event over and above the Aerial Shares issuable upon such exchange before giving effect to such adjustment, and (ii) paying to such holder any amount in cash in lieu of any fraction pursuant to Section 7.5 hereof.

                  (b) No adjustment in the Exchange Rate shall be made by reason of any conversion of Series A Common Shares of Aerial into Aerial Common Shares.

                  (c) Each adjustment in the Exchange Rate shall be made to the fifth decimal place and all calculations under this Article 7 shall be made as to each exchange to the nearest whole share.

                  7.9 Notice of Adjustment. Whenever the Exchange Rate shall be adjusted as provided in Section 7.3 hereof by at least one-tenth (1/10th) of a share, Aerial or TDS, as the case may be, shall promptly prepare a notice setting forth the Exchange Rate after such adjustment, a brief statement of the facts requiring such adjustment and the effective date of such adjustment, and shall cause the same to be mailed promptly to the holders of record of AOC Shares (other than Aerial) at their addresses as shown on the books of AOC.


                                     - 64 -

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                  7.10 Ownership of Surrendered AOC Shares. All AOC Shares which shall have been surrendered for exchange as provided in this Article 7 shall thereafter be deemed for all purposes to be owned by Aerial or TDS, as the case may be.

                  7.11 Termination. The Equity Exchange Election shall terminate
(a) with respect to any AOC Shares transferred to a Third Party Transferee that acquires less than 964,193 AOC Shares (appropriately adjusted to reflect any stock dividend subdivision or combination affecting AOC Shares), upon such Transfer, (b) with respect to any AOC Shares transferred to a Third Party Transferee that acquires at least 964,193 AOC Shares (appropriately adjusted to reflect any stock dividend subdivision or combination affecting AOC Shares), upon the twelfth Anniversary, and (c) with respect to all other AOC Shares, upon the twentieth Anniversary.

                                    ARTICLE 8
                            EQUITY PURCHASE ELECTION

                  (a) At any time (i) after the ninth Anniversary, or (ii) during the 40 Business Days after its receipt of notice from TDS that (A) a TDS Change in Control has occurred, (B) the shareholders of TDS have approved a going private transaction, as a result of which TDS will no longer have any equity securities trading on a national securities exchange or authorized for quotation on the NASDAQ, or (C) Aerial has authorized the sale of all or substantially all of the assets of AOC and its Subsidiaries, Sonera shall have the right, upon 30 days' written notice to

Aerial, to require Aerial to purchase all but not less than all of the AOC Shares owned by all of the Sonera Holders (the "Equity Purchase Election").

                  (b) In the event Sonera makes the Equity Purchase Election, each AOC Share shall be exchanged for, at Aerial's option, (i) that number of Aerial Shares equal to the product obtained by multiplying the number of AOC Shares to be so purchased by the Exchange Rate, (ii) that number of TDS Shares determined by dividing the TDS Average for the 20 trading days ending on the last trading day prior to its receipt of Sonera's notice making the Equity Purchase Election, into the product obtained by multiplying the number of Aerial Shares referred to in clause (i) above by the Aerial Average during the 20-day period referred to in this clause (ii), (iii) cash in an amount equal to the product obtained by multiplying the number of Aerial Shares referred to in clause (i) above by the Aerial Average during the 20-day period referred to in clause (ii) above, or (iv) any combination of Aerial Shares, TDS Shares or cash having the same aggregate value (the "Purchase Consideration"), using the TDS Average referred to in clause (ii) above, and the Aerial Average (or the Aerial Group Average, if applicable) referred to in clause (iii) above, to determine the value of any TDS Shares or Aerial Shares delivered in connection with such exchange. On or before the fortieth Business Day after its receipt of Sonera's notice making the Equity Purchase Election, Aerial agrees to deliver or cause the Purchase Consideration to be delivered to or upon the written order of Sonera, with any Aerial Shares or TDS Shares to be so delivered to be issued in such name or names as Sonera may direct. Notwithstanding the foregoing provisions of this paragraph (b), Aerial's right to deliver TDS Shares other than Aerial Group Shares in lieu of Aerial Shares shall terminate upon the earlier to occur of the Aerial Merger or the Distribution.

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



                  (c) At any time during the 30 calendar days following each of the fifth, sixth, seventh and eighth Anniversaries, Sonera shall have the right, upon written notice to Aerial, to make the Equity Purchase Election with respect to one-fifth of the aggregate number of Purchased Shares (the "Minimum Number of AOC Shares"). Such right shall be cumulative, provided that such right may not be exercised at any time to require Aerial to purchase fewer than the Minimum Number of AOC Shares.

                  (d) Notwithstanding any provision of this Agreement to the contrary, if (i) Sonera and its Permitted Affiliate Transferees own in the aggregate less than 5% of the outstanding AOC Shares at any time, and (ii) any Sonera Holder has (A) failed to exercise in full any subscription right that it may have pursuant to Section 4.1 hereof, (B) issued a Derivative pursuant to
Section 5.4 or 5.5 hereof, or (C) Transferred any AOC Shares (or any of the Aerial Shares for which such AOC Shares may be exchanged), then Aerial shall have the right, by giving written notice to Sonera, to require Sonera and each of its Permitted Affiliate Transferees to exercise the Equity Purchase Election and they shall promptly exercise, and in the absence thereof shall be deemed to have exercised, the Equity Purchase Election on the thirtieth day after the date of Aerial's written notice to Sonera.


                                    ARTICLE 9
                               RIGHTS TO PURCHASE
                                  AERIAL SHARES

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



                  9.1 Right to Purchase.  (a) Aerial Common  Shares.  If, at any
time after the date of this Agreement and prior to the tenth Anniversary, Aerial proposes to issue for cash (or sell for cash from treasury) Aerial Common Shares, or securities convertible into or exchangeable for Aerial Common Shares, including debt securities convertible into equity securities of Aerial but excluding non-voting, non-convertible preferred stock and debt securities containing nominal equity features, and excluding Aerial Common Shares issuable
(i) in connection  with bona fide stock option or other employee  benefit plans,
(ii) upon  conversion of debt securities  into equity  securities of Aerial,  or
(iii) upon conversion of Series A Common Shares of Aerial, Aerial shall give written notice (a "New Issue Sale Notice") to Sonera setting forth in reasonable detail (A) the designation or any of the terms and provisions of the equity securities proposed to be issued (the "New Issue Securities"), (B) the price and other terms of the proposed sale of such securities, (C) the amount of such securities proposed to be issued, and (D) such other information as may reasonably be requested in order to evaluate the proposed issuance; provided, however, that if the New Issue Securities to be sold are Aerial Common Shares, then the price at which Aerial shall offer to sell such shares to Sonera shall be equal to the Aerial Average for the five trading days ending on the last trading day prior to the date of the New Issue Sale Notice. Subject to (1) the subscription rights granted to TDS as a holder of Series A Common Shares of Aerial pursuant to Aerial's Certificate of Incorporation, and (2) the subscription rights granted to TDS under Article III of the Exchange Agreement, Sonera shall have the right to subscribe to purchase all or any portion of such New Issue Securities issued.

                  (b) Aerial Group Shares. If, at any time after the date of this Agreement and prior to the tenth Anniversary, TDS proposes (i) to issue for cash (or sell for cash from treasury) Aerial Group Shares, or securities convertible into or exchangeable for Aerial Group Shares, including debt securities convertible into Aerial Group Shares but excluding shares issued or sold out of the Retained Interest or any Inter-Group Interest with respect to the Aerial Group, non-voting, non-convertible preferred stock and debt securities containing nominal equity features, and excluding Aerial Group Shares issuable (A) in connection with bona fide stock options or other employee benefit plans, or (B) upon conversion of debt securities convertible into Aerial Group Shares, or (ii) to increase the "Number of Shares Issuable with Respect to Retained Interest" (as that term is defined in the Restated Certificate) or the "Number of Shares Issuable with Respect to the Inter-Group Interest" (as that term is defined in the Restated Certificate), in each case with respect to the Aerial Group, TDS shall give a New Issue Sale Notice to Sonera setting forth in reasonable detail (1) the designation and all of the terms and provisions of such New Issue Securities, (2) the price and other terms of the proposed issuance or sale of such securities, (3) the amount of such securities proposed to be issued or sold, and (4) such other information as may reasonably be necessary in order to evaluate the proposed issuance; provided, however, that, if such New Issue Securities to be sold are Aerial Group Shares, then the price at which TDS shall offer to sell such shares to Sonera shall be the Aerial Group Average for the five trading days ending on the last trading day prior to the date of the New Issue Sale Notice. Sonera shall have the right to subscribe to purchase 17.5% of such New Issue Securities.


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



                  (c) Notwithstanding the provisions of Sections 9.1(a) and 9.1(b) hereof, the right to purchase New Issue Securities provided therein shall not be available to Sonera to the extent that (i) the exercise thereof would increase the Aggregate Converted Percentage above 35%, or (ii) Sonera is unable to subscribe for or own the New Issue Securities as a result of its inability to satisfy any applicable legal or regulatory requirement for such subscription or ownership.

                  9.2 Exercise of Purchase Right. Sonera shall give written notice that it wishes to subscribe for New Issue Securities to Aerial or TDS, as the case may be, within ten Business Days after its receipt of the New Issue Sale Notice. Payment for the New Issue Securities subscribed for shall be made on a date specified in the New Issue Sale Notice (a "New Issue Closing"), which shall be at least 30 Business Days after the date of such notice, at the offices of Aerial or TDS, as the case may be, or at such other place or on such other date as Aerial or TDS, as the case may be, and Sonera may agree in writing. At the New Issue Closing, Aerial or TDS, as the case may be, shall deliver certificates to Sonera (or any Permitted Affiliate Transferee designated by Sonera) representing the New Issue Securities to be purchased, against payment of the purchase price therefor by wire transfer of immediately available funds to an account designated by Aerial or TDS, as the case may be, at least five Business Days prior to the date of such New Issue Closing.

                  9.3 Failure to Subscribe. If Sonera fails to subscribe for all of the New Issue Securities pursuant to Section 9.2 hereof, Aerial or TDS, as the case may be, shall be free, for a period ending 210 days after the date of such New Issue Sale Notice, to sell all or any portion of such New Issue Securities that Sonera has not elected to purchase at prices then available in the market and otherwise on terms and conditions no more favorable to the purchasers thereof than those set forth in the New Issue Sale Notice.

                  9.4 Termination of Rights. The rights of all Sonera Holders to purchase additional Aerial Shares pursuant to the provisions of this Article 9 shall terminate in the event that any Sonera Holder disposes of any Purchased Shares (or any of the Aerial Shares for which such Purchased Shares may be exchanged), or issues a Derivative pursuant to Section 5.4 or Section 5.5 hereof.

                  9.5 No Other Purchases. Except as otherwise permitted by Sections 9.1 through 9.4 hereof, Sonera agrees that, prior to the tenth
Anniversary, it will not, and will cause each other Sonera Party not to, directly or indirectly, acquire, offer to acquire or agree to acquire, by purchase or otherwise, any Aerial Shares, or any other securities of Aerial having the right to vote in the election of directors, without the advance written consent of TDS.



                                   ARTICLE 10
                              TRANSFERS OF CONTROL

                  10.1 Restriction on Transfers of Control of Aerial. (a) Each of TDS and Aerial agrees that it will not (i) enter into any agreement providing for the sale, assignment or other disposition of its equity interest in Aerial or AOC, respectively, or (ii) cause or permit Aerial or AOC to enter into any agreement providing for a merger (other than the Aerial Merger) or consolidation of Aerial or AOC with or into any corporation, if in either case the result of such transaction would be that,
(A) TDS would own less that 33 1/3% of the outstanding Aerial Common Shares or control less than 50% of the combined voting power (on matters other than the election of directors) of all of the then outstanding Aerial Common Shares, or
(B) Aerial would own less than a majority of the then outstanding AOC Shares (any such sale, assignment, disposition, merger or consolidation being hereinafter referred to as a "Disposition Transaction"), unless such transaction is entered into in accordance with the provisions of this Article 10.

                  (b) If TDS or Aerial desires to enter into a Disposition Transaction, it shall first give written notice to Sonera of its desire to effect such a transaction, which notice shall describe the transaction that TDS or Aerial, as the case may be, desires to effect and refer to this Section 10.1 (the "Aerial Transfer Notice"). Sonera shall have a period of ten days from its receipt of the Aerial Transfer Notice within which to give TDS or Aerial, as the case may be, a written notice that Sonera desires to invoke the provisions of
Section 10.1(c) hereof (the "Aerial Negotiation Notice"). If Sonera fails to timely give an Aerial Negotiation Notice or comply with any of the provisions of
Section 10.1(c) hereof, then TDS or Aerial, as the case may be, may effect such Disposition Transaction, subject to Section 10.6 hereof.

                  (c) If Sonera timely gives an Aerial Negotiation Notice to TDS or Aerial, as the case may be, pursuant to Section 10.1(b) hereof, then Sonera shall have the exclusive right to negotiate with TDS or Aerial, as the case may be, regarding the possible Disposition Transaction for a period (the "Aerial Negotiation Period") beginning on the date of the receipt by TDS or Aerial, as the case may be, of the Aerial Negotiation Notice and ending on the earlier to occur of (i) the date upon which TDS or Aerial, as the case may be, and Sonera reach agreement on the terms of a Disposition Transaction, (ii) the date upon which TDS or Aerial, as the case may be, and Sonera agree that no such agreement can be reached, or (iii) 60 days after the commencement of the Aerial Negotiation Period. During the Aerial Negotiation Period, TDS or Aerial, as the case may be, and Sonera shall negotiate in good faith to reach agreement on the terms of a Disposition Transaction, and TDS or Aerial, as the case may be, shall provide Sonera with such information in the possession or control of TDS or Aerial regarding the Disposition Transaction, TDS, Aerial or AOC, as Sonera may reasonably request. If the negotiating parties reach such agreement during the Aerial Negotiation Period, then they shall promptly prepare and file all necessary applications with the FCC and any other regulatory agencies and the closing of the Disposition Transaction shall occur within 30 days after the receipt of all necessary FCC and other regulatory approvals. In the event that the negotiating parties do not reach such agreement during the Aerial Negotiation Period, then Sonera shall give to TDS or Aerial, as the case may be, a written notice of Sonera's final proposal for a Disposition Transaction (in whatever form Sonera desires) on or before the last day of the Aerial Negotiation Period, which final proposal TDS or Aerial, as the case may be, shall have the right to accept (A) for a period of 30 days after its receipt thereof, during which 30-day period such final proposal shall be irrevocable, and (B) for a period of an additional 60 days thereafter, during which additional 60-day period such final proposal shall be revocable by Sonera at any time prior to Sonera's receipt of an acceptance of such final proposal by TDS or Aerial, as the case may be.

                  (d) In the event that TDS or Aerial, as the case may be, neither reaches agreement with Sonera for a Disposition Transaction nor accepts Sonera's final proposal pursuant to Section 10.1(c) hereof, then TDS or Aerial, as the case may be, shall be permitted to enter into a Disposition Transaction with any third party; provided, however, that in no event shall TDS or Aerial, as the case may be, enter into an agreement for or complete any Disposition Transaction unless (i) TDS or Aerial, as the case may be, has negotiated in good faith during the Aerial Negotiation Period to effect a Disposition Transaction with Sonera pursuant to Section 10.1(c) hereof, (ii) TDS or Aerial, as the case may be, enters into a binding agreement within 180 days after the termination of such Aerial Negotiation Period for a Disposition Transaction with a third party at a price higher than the price offered to TDS or Aerial, as the case may be, by Sonera in its final proposal, and (iii) TDS or Aerial, as the case may be, and such third party shall comply with the provisions of Section 10.6 hereof.

                  (e) In the event that TDS or Aerial enters into a binding agreement with a third party to consummate a Disposition Transaction prior to the tenth Anniversary and Sonera has not exercised its tag-along right pursuant to Section 10.6 hereof, each of TDS and Aerial agree that the agreement effecting such Disposition Transaction shall require the acquiring party to agree in writing to accept and be bound by all of the rights of Sonera and its Affiliates under this Agreement and the Joint Venture Agreement.

                  10.2 Interpretation. For purposes of Section 10.1 hereof, if the price in a binding agreement to consummate a Disposition Transaction, or in Sonera's final proposal, is to be paid in

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



something other than money in a lump sum at the closing, then TDS or Aerial, as the case may be, and Sonera shall use their best efforts to reach agreement as to an equivalent in monetary terms, which shall constitute the price for the purposes of Section 10.1(d) above. If such an agreement cannot be reached within 15 days after TDS or Aerial, as the case may be (in the case of a final bid), or Sonera (in the case of a binding agreement to consummate a Disposition Transaction) receives written notice of the price offered, such equivalent shall be determined by an appraiser agreed-upon within ten days after the end of such 15-day period (and paid equally) by TDS or Aerial, as the case may be, and Sonera or, if they cannot agree upon an appraiser, by three appraisers, one of whom shall be chosen within 20 days after the end of such 15-day period by TDS or Aerial, as the case may be (and paid by TDS or Aerial), one of whom shall be chosen (and paid) by Sonera within the same period, and the third of whom shall be chosen by the first two so chosen within an additional ten days and paid equally by TDS or Aerial, as the case may be, and Sonera. The decision of the agreed-upon appraiser or, as the case may be, a majority of the three appraisers, shall be made within 45 days after he or they, as the case may be, are chosen and shall be final and binding upon TDS or Aerial, as the case may be, and Sonera. All time periods specified in Section 10.1 hereof shall be extended by the length of time necessary for such appraiser(s) to be chosen and for such appraisal to be made (if it becomes necessary).

                  10.3 Spin-off. The parties agree that (a) a distribution by TDS of the equity of Aerial to the shareholders of TDS in a spin-off or similar transaction in which the holders of the Series A Common Shares of TDS immediately prior to such transaction are the owners, directly or indirectly, of 30% or more of the combined voting power (on matters other than the election of

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



directors) of the common equity securities of Aerial outstanding immediately after such transaction, or (b) the Distribution, will not constitute a Disposition Transaction within the meaning of this Article 10.

                  10.4 Termination. The right of first negotiation provided for by Section 10.1 shall terminate in the event that (a) any Sonera Holder issues a Derivative, (b) the Aggregate Converted Percentage falls below 10%, or (c) as provided in Section 5.3 hereof.

                  10.5 Drag-Along Right. (a) In the event that (i) Sonera or any of its Permitted Affiliate Transferees disposes of any Purchased Shares (or any of the Aerial Shares for which such Purchased Shares may be exchanged) or issues a Derivative, and (ii) at any time thereafter the Aggregate Converted Percentage is less than 7.9%, then either TDS or Aerial shall have the right, if it enters into a binding agreement to consummate a Disposition Transaction, to require Sonera, all of its Permitted Affiliate Transferees, any Third Party Transferee, and the holder of any Derivative, to sell all but not less than all of the AOC Shares, and the Derivative, as the case may be, such sale to occur concurrently with the consummation of the Disposition Transaction, at the same price per share (assuming any such AOC Shares are converted to Aerial Shares) and on substantially the same terms and conditions as are obtained by TDS or Aerial, as the case may be, in such Disposition Transaction.

                  (b) In the event the right provided in this Section 10.5 is exercised, each Sonera Holder, each Third Party Transferee, and each holder of a Derivative shall take all reasonable steps

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



necessary to enable such Person to comply with the provisions of this Section 10.5, including executing and performing a purchase and sale, merger or other agreement on substantially the same terms as TDS or Aerial, as the case may be. TDS and Aerial, on the one hand, and Sonera, on the other hand, each agree to make full disclosure to the other concerning the details of any relationship or dealings it may have with the other party to the proposed Disposition Transaction. Each of TDS and Aerial, as the case may be, agrees to keep Sonera advised in writing of, and consult on a timely basis with Sonera concerning, any proposed Disposition Transaction with respect to which it has exercised the right provided in this Section 10.5.

                  (c) The right provided by this Section 10.5 shall be exercised by giving a written notice of such exercise to each Sonera Holder, each Third Party Transferee, and each holder of a Derivative, setting forth in reasonable detail the identity of the parties to the proposed Disposition Transaction, the proposed purchase price, the terms of payment and the other material terms of the proposed Disposition Transaction. Each Sonera Holder, each Third Party Transferee, and each holder of a Derivative shall thereafter be obligated to sell to such third party all (but not less than all) of its AOC Shares and the Derivative, as the case may be.

                  10.6 Tag-Along Right. (a) Subject to the provisions of paragraph (d) hereof, neither TDS nor Aerial shall enter into a binding agreement with a third party to consummate a Disposition Transaction unless each Sonera Holder is given the opportunity to sell to the third party all but not less than all of such Sonera Holders' AOC Shares and Aerial Shares for which any AOC Shares may have been exchanged, such sale to be concurrent with the consummation of the Disposition

Transaction, at the same price per share (assuming any such AOC Shares are converted to Aerial Shares) and on substantially the same terms and conditions as are obtained by TDS or Aerial, as the case may be, in such Disposition Transaction.

                  (b) In the event the right provided in this Section 10.6 is exercised, each Sonera Holder agrees to take all reasonable steps necessary to enable such holder to comply with the provisions of this Section 10.6, including executing and performing a purchase and sale, merger or other agreement on substantially the same terms as TDS or Aerial, as the case may be. TDS and Aerial, on the one hand, and Sonera, on the other hand, each agree to make full disclosure to the other concerning the details of any relationship or dealings it may have with the other party to the proposed Disposition Transaction. Each of TDS and Aerial, as the case may be, agrees to keep Sonera advised in writing of, and consult on a timely basis with Sonera concerning, any proposed Disposition Transaction with respect to which any Sonera Holder has exercised the right provided in this Section 10.6.

                  (c) The right provided by this Section 10.6 shall be exercised by each Sonera Holder by giving a written notice of such exercise to TDS or Aerial, as applicable, within 15 days after receipt by such Sonera Holder of written notice from TDS or Aerial, as the case may be, of such proposed Disposition Transaction, which written notice from TDS or Aerial to such Sonera Holder shall set forth in reasonable detail the identity of the proposed transferee, the proposed purchase price, terms of payment and other material terms of the proposed Disposition Transaction. Each Sonera Holder that exercises such right shall thereafter be obligated to sell to such third party all (but not less than all) of its AOC Shares and any Aerial Shares for which any AOC Shares may have been exchanged and TDS or Aerial, as the case may be, shall not consummate the proposed Disposition Transaction with the third party unless such third party also acquires all of the AOC Shares, and any Aerial Shares for which any AOC Shares have been exchanged, that are held by each Sonera Holder exercising such right.

                  (d) The tag-along right provided by this Section 10.6 shall terminate in the event that (i) any Sonera Holder disposes of any Purchased Shares (or any of the Aerial Shares for which such Purchased Shares may be exchanged) or issues a Derivative and (ii) at any time thereafter the Aggregate Converted Percentage is less than 7.9%.

                  10.7 Effect of Transfer of Control of Sonera. (a) In the event that Sonera enters into, or the shareholders of Sonera authorize, any transaction providing for a reorganization, merger, consolidation or other combination of Sonera with or into any other Person, or for the sale, assignment or other disposition of all or substantially all of Sonera's assets to any other Person, Sonera shall give written notice to TDS and Aerial of such proposed transaction, which notice shall describe the transaction in reasonable detail and identify the other party to it (the "Sonera Transaction Notice"). If such Person, or any other Person directly or indirectly in control of such Person, is a Competitor and TDS or Aerial determines in its reasonable judgement that such competition is material, TDS or Aerial shall have the right to serve written notice (an "Event Notice") on Sonera within 30 days of its receipt of the Sonera Transaction Notice that it intends to invoke the provisions of Section 10.7(b) hereof with respect to such proposed transaction. Both TDS and Aerial shall be deemed to have consented to any proposed transaction described in a Sonera Transaction Notice if (i) neither TDS nor Aerial gives an Event Notice to Sonera within 30 days of its receipt of such Sonera Transaction Notice, and (ii) such proposed transaction is consummated within 12 months of the date of such Sonera Transaction Notice. Sonera hereby agrees that it will not enter into any transaction of the type contemplated by this Section 10.7(a) unless the other Person party to such transaction agrees to be bound by the provisions of this Section 10.7.

                  (b) If either TDS or Aerial timely gives an Event Notice to Sonera, then Sonera shall use its reasonable best efforts to negotiate a Transfer of all of the AOC Shares owned by Sonera and each of its Permitted Affiliate Transferees to another Person reasonably acceptable to TDS and Aerial, such sale to be consummated no later than six months after the closing of the transaction that was the subject of the Sonera Transaction Notice. In the event that no such Transfer shall occur prior to the end of such six-month period, then Sonera and each of its Permitted Affiliate Transferees shall exercise, and in the absence thereof shall be deemed to have exercised, the Equity Purchase Election upon the last day of such six-month period. No Transfer by Sonera pursuant to this Section 10.7 shall be subject to the right of first negotiation provided for in Section 5.2 hereof and any such Transfer shall be subject to the provisions of Section 5.3 hereof.

                                   ARTICLE 11
                    CERTAIN COVENANTS OF TDS, AERIAL AND AOC

                  11.1 General. From and after the execution and delivery of this Agreement and until such time as the Aggregate Converted Percentage shall be less than 7.9%, TDS, Aerial and AOC shall comply in all material respects with the covenants set forth in this Article 11.

                  11.2 Auditors. Each of TDS (so long as it is domiciled in the United States), Aerial and AOC shall maintain a system of accounting established and administered in accordance with U.S. GAAP and shall set aside on its books all such proper reserves as shall be required by U.S. GAAP. AOC shall retain a firm of independent certified public accountants of recognized standing (which may be the auditors of Aerial) to audit and report on AOC's annual consolidated balance sheets and statements of operations, shareholders' equity and cash flows. All major accounting policies and principles shall be determined in accordance with U.S. GAAP.

                  11.3 Financial and Other Information. (a) Each of TDS (with respect to the Aerial Group), Aerial and AOC shall prepare annual consolidated balance sheets and statements of operations, shareholders' equity and cash flows, which shall be prepared in accordance with U.S. GAAP, set forth in each case in comparative form the figures for the previous year, and be audited by the auditors referred to in Section 11.2 hereof. Aerial shall also prepare quarterly unaudited consolidated balance sheets and statements of operations, shareholders' equity and cash flows for itself and its Subsidiaries, certified by its chief financial officer or chief executive officer and prepared in accordance with U.S. GAAP, setting forth in each case in comparative form the same figures for the comparable period of the previous year and, in addition, year-to-date figures. TDS,

Aerial or AOC, as applicable, shall furnish to Sonera the following information within the times specified:

                  (i) as soon as practicable after the end of each fiscal quarter, and in any event within 50 days thereafter, all of the financial information relating to Aerial, AOC or the Aerial Group, as applicable, referred to herein,

                  (ii) as soon as practicable after the end of each fiscal year, and in any event within 100 days thereafter, all of the annual financial information relating to Aerial, AOC or the Aerial Group, as applicable, referred to herein, and

                  (iii) on a regular and timely basis, such other standard monthly management, operational and financial reports and information relating to Aerial, AOC or the Aerial Group, as applicable, as Sonera may reasonably request.

         (b) Sonera shall have the right to carry out an audit (by its independent auditor) once each year to determine compliance by Aerial and AOC with the allocation of credits, fees, charges and expenses in accordance with the terms of the Intercompany Agreements or Intercompany Policies, as applicable, and the Aerial Group Allocation Procedures. Each such audit shall be at Sonera's sole cost and expense unless it is determined that the aggregate allocations of fees, charges and expenses (net of any credits) made with respect to AOC exceeded the aggregate of such allocations (net of any credits) which should have been made in accordance with the Intercompany Agreements or

Intercompany Policies, as applicable, and the Aerial Group Allocation Procedures by more than 10%, in which event the cost of such audit shall be borne by Aerial.

                  11.4 No Adverse Actions. TDS, Aerial and AOC agree that, except (a) with the prior written consent of Sonera, (b) in connection with the transactions contemplated by the TDS Proxy Statement, or (c) as required or permitted by the terms of their respective charters or by-laws, this Agreement, the Joint Venture Agreement, the Registration Rights Agreement, or any Intercompany Agreement, they will not take any action, or cause or permit any Subsidiary to take or omit to take any action, which action or omission to take action could reasonably be expected to (i) have a material adverse effect upon the rights of Sonera (A) provided in this Agreement, the Joint Venture Agreement or the Registration Rights Agreement, or (B) provided in such charters or by-laws, (ii) authorize or permit any Subsidiary of TDS other than Aerial or its Subsidiaries to acquire an FCC license to provide B-PCS services or to acquire control of any entity that has such a license, except to the extent that any B-PCS services to be so provided are incidental to the business of such other TDS Subsidiary and not competitive with any services provided by Aerial or any of its Subsidiaries, or (iii) effect a fundamental change in the nature of the business carried on by Aerial and AOC from that of constructing, owning or managing and operating a B-PCS services business and providing related services.

                  11.5 Performance of Intercompany Agreements and Policies. (a) TDS and Aerial agree that they will (i) duly and timely perform their respective obligations under each Intercompany Agreement in accordance with its terms (subject to any amendment, modification or waiver with respect thereto in accordance with the terms of such agreement and this Agreement), except in respects that are not material and which would not, in accordance with the terms thereof, give rise to the right to claim a breach or default thereunder and (ii) not terminate, (except in accordance with its terms or Section 11.5(b) hereof) amend or modify any Intercompany Agreement in any manner materially adverse to Aerial or its Subsidiaries without the approval of a majority of the independent directors of Aerial. TDS agrees to and does hereby consent to the execution by Aerial and AOC of this Agreement and to the performance by them of their respective obligations hereunder, including the issuance of equity by Aerial or AOC in accordance with the provisions hereof. Aerial agrees that it will continue to allocate among AOC, its Subsidiaries, and each limited liability company formed pursuant to the Joint Venture Agreement, all credits, fees, charges and expenses related to, arising under or in connection with the Intercompany Agreements in accordance with the Aerial Group Allocation Procedures.

                  (b) Sonera acknowledges that TDS and Aerial intend to replace one or more Intercompany Agreements with a related Intercompany Policy upon consummation of the Aerial Merger. In the event that one or more Intercompany Agreements are so replaced, then the provisions of Section 11.5(a) shall be deemed to apply to such Intercompany Policy, rather than to the Intercompany Agreement so replaced, as if such Intercompany Policy constituted a binding contractual obligation between TDS and Aerial.

                  (c) TDS  agrees  to and does  hereby  waive its  rights  under
Section 3.01 of the Exchange Agreement to subscribe to a proportion of each issuance of Aerial Common Shares or other voting securities of Aerial, or any securities convertible into or exchangeable for, or carrying a right to subscribe to or acquire, Aerial Common Shares or other voting securities of Aerial, to the extent, and only to the extent that such waiver is necessary to permit the issuance of Aerial Common Shares to Sonera Holders pursuant to and in accordance with the provisions of
Article 7 or Article 8 of this Agreement. TDS further agrees that it will not assign (pursuant to Section 3.04 of the Exchange Agreement) its rights under
Section 3.01 of the Exchange Agreement to any Person without requiring such Person to provide an identical waiver.

                  11.6 Reservation of Aerial Shares. (a) At all times prior to the earlier to occur of the Aerial Merger or the Distribution, Aerial shall reserve and keep available, free of pre-emptive or other subscription rights, out of its authorized but unissued Aerial Common Shares, or out of Aerial Common Shares held in its treasury, solely for the purpose of performance of this Agreement, such number of Aerial Common Shares as shall be deliverable by Aerial from time to time hereunder.

                  (b) At all times after the earlier to occur of the Aerial Merger or the Distribution, TDS shall reserve and keep available, free of pre-emptive or other subscription rights, out of its authorized but unissued Aerial Group Shares, solely for the purpose of performance of this Agreement, such number of Aerial Group Shares as shall be deliverable by TDS from time to time hereunder.

                  (c) If and so long as the Aerial Shares shall be listed on any national securities exchange, Aerial or TDS, as the case may be, shall, if permitted by the rules of such exchange, list and keep listed on such exchange, upon official notice of issuance, all Aerial Shares issuable hereunder upon the exchange of AOC Shares. All Aerial Shares which may be issued or transferred upon any exchange hereunder shall, upon issuance thereof, be validly issued, fully paid and non-assessable.

                  11.7 Intra-Corporate Transactions. TDS agrees that it will not take any action to cause Aerial to fail to perform its obligations under this Agreement or any Intercompany Agreement. TDS agrees that, in the event it causes or permits Aerial or AOC to enter into any agreement providing for a business combination transaction other than the Aerial Merger, whether by merger, consolidation, transfer of equity, assignment of assets or otherwise, with TDS or any Affiliate of TDS, then (i) if such transaction is consummated and Aerial or AOC, as applicable, continues to be operated as a separate corporate entity, all of the contractual rights of Sonera and its Permitted Affiliate Transferees under the terms of this Agreement shall survive the consummation of such transaction and shall continue in full force and effect, and (ii) if such transaction is consummated and the business of Aerial is combined with other businesses within the same corporate entity other than Aerial or AOC, then (A) all of the contractual rights of Sonera and its Permitted Affiliate Transferees under the terms of this Agreement shall survive the consummation of such transaction as obligations of the surviving entity, and (B) Sonera will be provided two seats on the Board of Directors of the surviving entity, so long as it has an interest in the combined equity of such entity, on the six month anniversary of the closing of such transaction and thereafter, of at least 5%

(determined as if all securities owned by Sonera and its Affiliates that are convertible into or exchangeable for equity securities of such surviving entity had been so converted or exchanged, regardless of whether such securities are then convertible or exchangeable).

                  11.8 Performance of Registration  Rights Agreement and Waiver.
(a) As a condition precedent to the consummation of the Aerial Merger, TDS and Aerial agree that Aerial shall assign to TDS, and TDS shall assume from Aerial, the Registration Rights Agreement, including all of the rights and obligations of Aerial thereunder, and the obligations of Aerial under Sections 5.3(d) and 5.5(b)(ii) hereof. Upon such assignment, all references to "the Company" in the Registration Rights Agreement and "Aerial" in the referenced sections of this Agreement shall be deemed to refer to TDS rather than to Aerial and the references to "common stock" in the definition of "Common Stock" set forth in
Section 1.1 of the Registration Rights Agreement shall be deemed to refer to the Aerial Group Shares of TDS rather than to the common stock of Aerial.

                  (b) Prior to the execution of this Agreement and the Registration Rights Agreement, TDS and Aerial entered into a Registration Rights Agreement, dated as of April 15, 1996 (the "TDS Registration Rights Agreement"), pursuant to which Aerial granted certain registration rights to TDS with respect to the securities of Aerial held by TDS. TDS and Aerial hereby waive the application of Section 8(h) of the TDS Registration Rights Agreement to any "Piggyback Registration" (as defined in the Registration Rights Agreement) by Sonera pursuant to Section 3 of the Registration Rights Agreement, subject to the terms, conditions and restrictions set forth in the Registration Rights Agreement governing Sonera's right to exercise a Piggyback Registration.

                  11.9 Operation in Ordinary Course. TDS, Aerial and AOC acknowledge that Sonera has acquired the AOC Shares with the intention that it will become a security holder of AOC with the rights provided to Sonera by the Purchase Agreement, the Registration Rights Agreement and this Agreement. TDS, Aerial and AOC agree that Aerial will, and will cause its Subsidiaries to, conduct their respective businesses in the ordinary normal course thereof. In furtherance and not in limitation of the preceding sentence, Aerial agrees that substantially all of the material assets reflected from time to time on the consolidated balance sheets of Aerial and its subsidiaries and used or useful in connection with the business of operating Aerial shall be owned by AOC or subsidiaries of AOC and Aerial will use its reasonable best efforts to transfer to AOC or its subsidiaries, on or before December 31, 1998, any and all such assets that are not owned by AOC or its subsidiaries on the date of this Agreement. TDS, Aerial and AOC further covenant and agree that all material assets used or useful in connection with the business of operating Aerial that are acquired in the future shall be acquired by AOC or its subsidiaries or, if acquired by Aerial, shall be transferred to AOC or its subsidiaries promptly after such acquisition. Aerial and AOC also covenant and agree that if, at any time after the date of this Agreement, Aerial receives proceeds from any loan or from the sale of any debt instrument, Aerial shall promptly upon such receipt advance the full amount of such proceeds to AOC or its subsidiaries, and AOC shall borrow such proceeds, or shall cause one or more of its subsidiaries to borrow such proceeds, in any case at the same interest rate and on substantially the same terms as those on which Aerial has incurred such debt.

                                   ARTICLE 12
                                  MISCELLANEOUS

                  12.1 Expenses. Each party shall bear its own expenses incident to the negotiation, preparation, authorization and consummation of this Agreement and the transactions contemplated hereby, including all fees and expenses of its counsel and accountants, whether or not such transactions are consummated.

                  12.2 Equitable Remedies. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with the specific terms of the provisions or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity. Each party agrees that it will not assert, as a defense against a claim for specific performance or other equitable remedy, that the party seeking such equitable remedy has an adequate remedy at law.

                  12.3 Notices. All notices, claims and other communications hereunder shall be in writing and shall be given by hand delivery, facsimile, or overnight air courier guaranteeing next day delivery:

                  (a)      if to TDS, at:

                           Telephone and Data Systems, Inc.
                           30 North LaSalle Street
                           Suite 4000
                           Chicago, Illinois  60602
                           Attention:  Mr. LeRoy T. Carlson, Jr.
                           Phone:           (312) 630-1900
                           Fax:             (312) 630-9299

                  with a copy (which shall not constitute notice) to:

                           Aerial Communications, Inc.
                           8410 West Bryn Mawr Avenue
                           Suite 1100
                           Chicago, Illinois  60631
                           Attention:  Mr. Donald W. Warkentin
                           Phone:           (773) 399-4145
                           Fax:             (773) 399-7997

                  with a copy (which shall not constitute notice) to:

                           Sidley & Austin
                           One First National Plaza
                           42nd Floor - SW
                           Chicago, Illinois  60603
                           Attention:  Michael G. Hron, Esq.
                           Phone:           (312) 853-2030
                           Fax:             (312) 853-7036

                  (b)      if to Aerial or AOC, at:

                           Aerial Communications, Inc.
                           8410 West Bryn Mawr Avenue
                           Suite 1100
                           Chicago, Illinois  60631
                           Attention:  Mr. Donald W. Warkentin
                           Phone:           (773) 399-4145
                           Fax:             (773) 399-7997
                  with a copy (which shall not constitute notice) to:

                           Telephone and Data Systems, Inc.
                           30 North LaSalle Street
                           Suite 4000
                           Chicago, Illinois  60602
                           Attention:  Mr. LeRoy T. Carlson, Jr.
                           Phone:           (312) 630-1900
                           Fax:             (312) 630-9299

                  with a copy (which shall not constitute notice) to:

                           Sidley & Austin
                           One First National Plaza
                           42nd Floor - SW
                           Chicago, Illinois  60603
                           Attention:  Michael G. Hron, Esq.
                           Phone:           (312) 853-2030
                           Fax:             (312) 853-7036

                  (c)      if to Sonera, at:

                           Sonera Ltd.
                           P.O. Box 106
                           FIN-00051-TELE
                           Teollisuuskatu 15, HELSINKI
                           Attention:  Maire Laitinen, Esq.
                           Phone:           011-35-8-2040-3641
                           Fax:             011-35-8-2040-3414

                  with a copy (which shall not constitute notice) to:

                           Patton Boggs, L.L.P.
                           2550 M. Street, N.W.
                           Washington, D.C.  20037-1350
                           Attention:  Richard M. Stolbach, Esq.
                           Phone:           (202) 457-6324
                           Fax:             (202) 457-6315


or at such other address as any party may from time to time furnish to the other parties by a notice given in accordance with the provisions of this Section
12.3. All such notices and communications shall be deemed to have been duly given at the time delivered by hand, if personally delivered; when receipt confirmed, if sent by facsimile; and on the next Business Day after timely delivery to the courier, if sent by an overnight air courier service guaranteeing next day delivery.

                  12.4 Entire Agreement. This Agreement, the Joint Venture Agreement and the Registration Rights Agreement, together with the EXHIBITS annexed hereto and thereto, contain the entire understanding among the parties hereto concerning the subject matter hereof and this Agreement may not be changed, modified, altered or terminated except by an agreement in writing executed by the parties hereto. Any waiver by any party of any of its rights under this Agreement or of any breach of this Agreement shall not constitute a waiver of any other rights or of any other or future breach.

                  12.5 Remedies Cumulative. Except as otherwise provided herein, each or any of the rights and remedies in this Agreement provided, and each or any of the rights and remedies allowed at law and in equity in like case, shall be cumulative, and the exercise of one right or remedy shall not be exclusive of the right to exercise or resort to any or any other rights or remedies provided in this Agreement or at law or in equity.

                  12.6 Governing Law. This Agreement shall be construed in accordance with and subject to the laws and decisions of the State of Delaware applicable to contracts made and to be performed entirely therein.

                  12.7 Counterparts. This Agreement may be executed in several counterparts hereof, and by the different parties hereto on separate counterparts hereof, each of which shall be an original; but such counterparts shall together constitute one and the same instrument.

                  12.8 Waivers. No provision in this Agreement shall be deemed waived except by an instrument in writing signed by the party waiving such provision.

                  12.9 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective permitted successors and assigns; provided, however, that, except as otherwise expressly set forth in this Agreement, neither the rights nor the obligations of either party may be assigned or delegated without the prior written consent of the other parties; provided further, that the Aerial Merger shall not be deemed to effect an assignment within the meaning of this Section 12.9; and provided further, that Sonera shall have the right to assign its rights and obligations under this Agreement to any wholly-owned Subsidiary of Sonera, provided that Sonera shall irrevocably and unconditionally guarantee the performance by such Subsidiary of all of the obligations of Sonera hereunder.

                  12.10 Further Assurances. Sonera shall, at the request of TDS, Aerial or AOC, and TDS, Aerial and AOC shall, at the request of Sonera, from time to time, execute and deliver such other assignments, transfers, conveyances and other instruments and documents and do and perform such other acts and things as may be reasonably necessary or desirable for effecting complete consummation of this Agreement and the transactions herein contemplated.

                  12.11 Information for Governmental Filings. Sonera agrees to provide such information regarding itself and its Affiliates as may reasonably be requested by TDS, Aerial or AOC, for inclusion in such documents as TDS, Aerial or AOC, as the case may be, may from time to time be required to file with the Securities and Exchange Commission, the FCC, or other agencies of the United States government. The information provided by Sonera for inclusion in such documents will not contain any material misstatement of fact or omit to state any material fact necessary to make the statements, in light of the circumstances under which they are made, not misleading. All statements included in the TDS Proxy Statement and such other documents relating to Sonera shall be subject to the approval of Sonera, such approval not to be unreasonably withheld.

                  12.12 Disclosures. (a) Confidentiality. Sonera and each of TDS, Aerial and AOC acknowledge and confirm in connection with the negotiation of this Agreement and the execution hereof, during the period from the date hereof through the date that this Agreement remains in effect, the parties hereto will have furnished to one another certain materials, information, data and other documentation ("Disclosures") concerning their business, financial condition and operations which are proprietary and confidential. Each party acknowledges the party making such Disclosures considers them secret and confidential and asserts a proprietary interest therein. Accordingly, Sonera, on the one hand, and each of TDS, Aerial and AOC, on the other hand, covenants and agrees that it shall maintain all Disclosures made by another party in strict confidence and shall not use such Disclosures for its own benefit or disclose them to third parties, except to its agents, representatives, bankers, investment bankers, counsel and employees involved in evaluating the transactions contemplated by this Agreement and informed of the requirement of confidentiality,

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or as otherwise  required by law (including the  requirement of TDS or Aerial to disclose such terms under the federal securities laws or under the rules of any securities exchange on which its securities are listed, and including the requirement of Sonera or any of its Affiliates to disclose such terms under the securities laws of Finland or other applicable jurisdiction).

                  (b) Public Announcements. No public announcement with regard to the transactions contemplated hereby or the material terms hereof shall be issued by any party hereto without the mutual prior written consent of the other parties, except to the extent that the parties are unable to agree on a press release and legal counsel for one party is of the opinion that such press release is required by law.

                  (c) Non-Confidential Information. This Agreement shall not restrict any party hereto from using information already known to it, to which it is entitled under existing agreements, or information generally in the public domain or any information received from a third party with a right to possess or make disclosure thereof.

                  12.13 Termination. This Agreement may be terminated and the transactions contemplated hereby may be abandoned, without further obligation of TDS, Aerial, AOC or Sonera at any time by mutual written consent duly authorized by the boards of directors of TDS, Aerial, AOC and Sonera.

                  12.14 Disputes. (a) General. The parties agree to address disagreements and disputes arising out of or related to this Agreement or the breach hereof through the procedures set forth in this Section 12.14.

                  (b) Negotiation Procedure. (i) TDS, Aerial and AOC (the "TDS Parties"), on the one hand, and Sonera, on the other hand, shall designate one or more employees or representatives who will be the initial contact for resolving disputes that may arise under this Agreement that do not involve an amount in excess of $50,000. The TDS Parties and Sonera shall first raise such disputes with a designated employee or representative of the other party. The designated employees shall work together to resolve the relevant issue in a manner that meets the interests of both the TDS Parties and Sonera, or until the issue is referred to designated officers of the parties as set forth in Section 12.14(b)(ii) hereof. Any disputes that involve an amount in excess of $50,000 shall be referred to the designated officers of the parties as set forth in
Section 12.14(b)(ii) hereof.

                  (ii) The TDS Parties and Sonera shall also designate one or more officers who will review (A) disputes that involve an amount in excess of $50,000, and (B) disputes that the designated employees are unable to resolve pursuant to Section 12.14(b)(i) hereof. Any matter not resolved by such designated employees within 30 days after the date on which a party hereto first notifies a designated employee of the other party shall be referred to such designated officers for resolution. The designated officers shall work together to resolve the disputes so referred to them in a manner that meets the interests of both the TDS Parties and Sonera, either until such agreement is reached, or until an impasse is declared by either the TDS Parties or Sonera; provided, however,

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that an impasse  shall not be declared by either the TDS Parties or Sonera prior to the fifteenth day after such dispute has first been referred to such designated officers. Notice of declaration of any impasse shall be given in accordance with Section 12.3 hereof.

                  (iii) The employees and officers initially designated by the TDS Parties and Sonera for purposes of this Section 12.14 are listed on EXHIBIT 12.14(b)(iii) annexed hereto. Parties may change such designation by giving notice of such change pursuant to Section 12.3 hereof.

                  (iv) Any resolution of a dispute by the designated employees or representatives pursuant to Section 12.14(b)(i) hereof or by the designated officers pursuant to Section 12.14(b)(ii) hereof shall be in writing signed by such persons on behalf of the parties. Notwithstanding any provision of this
Section 12.14, no resolution of any dispute by any designated employee, representative or officer shall constitute on amendment of this Agreement without the approval of the respective boards of directors of each party hereto.

                  (c) Unresolved Disputes. The parties shall be entitled to exercise or resort to any and all rights and remedies provided in this Agreement or at law or in equity with respect to any controversy or claim not resolved through the procedures set forth above.

                  (d) Jurisdiction; Consent to Service of Process. (i) Each party hereby irrevocably consents and submits to the jurisdiction of the United States District Court for the District of Delaware and any court of the State of Delaware, in any action, suit or proceeding arising out of,

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resulting from or relating to this  Agreement,  and agrees that any such action, suit or proceeding shall be brought only in such courts (and waives any objection based on forum non conveniens or any objection to venue therein); provided, however, that such consent to jurisdiction is solely for the purpose referred to in this Section 12.14(d) and shall not be deemed to be a general submission to the jurisdiction of said courts or the State of Delaware other than for such purpose.

                  (ii) Sonera hereby irrevocably appoints The Corporation Trust Company, at its office at 1209 Orange Street, Wilmington, Delaware, United States of America, its lawful agent and attorney to accept and acknowledge service of any process against it in any action, suit or proceeding arising out of, resulting from or relating to this Agreement, and upon whom such process may be served, with the same effect as if it were a resident of the State of Delaware, and had been lawfully served with such process in such jurisdiction, and waives all claim of error by reason of such service, provided that in the case of any service upon such agent and attorney, the Aerial Parties shall also deliver a copy thereof to Sonera at the address and in the manner specified in
Section 12.3 hereof. In the event that such agent and attorney resigns or otherwise becomes incapable of acting as such, Sonera will appoint a successor agent and attorney in Wilmington, Delaware, reasonably satisfactory to the Aerial Parties, with like powers, or if Sonera fails to make such appointment, Sonera hereby authorizes the Aerial Parties to appoint such agent for Sonera. Sonera shall pay the annual fee due to The Corporation Trust Company or such successor agent for acting in such capacity; provided, however, that if Sonera shall fail to make such payment, then the Aerial Parties shall have the right to do so.

                  12.15 No Claim of Immunity. Sonera agrees that, to the extent that it or any of its property, its Affiliates, or property of its Affiliates is or becomes entitled at any time to any immunity, on the grounds of sovereignty or otherwise, based upon its status as an agency or instrumentality of government, from any arbitration, legal action, suit or proceeding or from setoff or counterclaim relating to this Agreement from the jurisdiction of any arbitrator or competent court, from service of process, from attachment prior to judgment, from attachment in aid of execution of a judgment, from execution pursuant to a judgement or arbitration award, or from any other legal process in any jurisdiction, it, for itself, its Affiliates, its property and that of its Affiliates, expressly, irrevocably and unconditionally agrees not to plead or claim, any such immunity with respect to such matters arising with respect to this Agreement or the subject matter hereof (including any obligation for the payment of money).

                  12.16 Remedies. In addition to any other remedies which may be available to TDS or Aerial at law or in equity, Sonera agrees that each of TDS, Aerial and AOC shall have no obligation to honor Transfers of AOC Shares, Aerial Common Shares, or other securities of Aerial, to Sonera or any of its Affiliates, which would cause Sonera or any of its Affiliates to own AOC Shares, Aerial Common Shares or other securities of Aerial in violation of this Agreement, any such Transfers shall be void and of no effect, and Aerial shall be entitled to instruct any transfer agent to refuse to honor such transfers.

                  12.17 Severability. In the event any provision of this Agreement is found to be invalid or unenforceable in whole or in part, the remaining provisions of this Agreement nevertheless shall be binding and the invalid or unenforceable provision shall be replaced by a valid and enforceable provision which comes closest to the intent or economic effect of the provision to be replaced.
                                    * * * * *

                  IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

                                          TELEPHONE AND DATA SYSTEMS, INC.



                                          By:   /s/ LeRoy T. Carlson, Jr.
                                                --------------------------------
                                                LeRoy T. Carlson, Jr.
                                                President

                                          AERIAL COMMUNICATIONS, INC.


                                          By:   /s/ Donald W. Warkentin
                                                --------------------------------
                                                Donald W. Warkentin
                                                President

                                          AERIAL OPERATING CO., INC.


                                          By:   /s/ Donald W. Warkentin
                                                --------------------------------
                                                Donald W. Warkentin
                                                President

                                          SONERA LTD.


                                          By:    /s/ Aulis Salin
                                                 -------------------------------
                                          Name:  Aulis Salin
                                                 -------------------------------
                                          Title: President and CEO
                                                 -------------------------------

                     SIGNATURE PAGE TO INVESTMENT AGREEMENT,
                         DATED AS OF SEPTEMBER 8, 1998,
                     AMONG TELEPHONE AND DATA SYSTEMS, INC.,
                  AERIAL COMMUNICATIONS, INC., AERIAL OPERATING
                            CO., INC. AND SONERA LTD.





























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